As filed with the Securities and Exchange Commission
on April 27, 2012
Registration No. 33-___________
(Investment Company Act Registration No. 811-02841)

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. ____	[ ]

Fidelity Capital Trust
(Exact Name of Registrant as Specified in Charter)

Registrant's Telephone Number (617) 563-7000

82 Devonshire St., Boston, MA 02109
(Address Of Principal Executive Offices)

Scott C. Goebel, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

It is proposed that this filing will become effective on May 27, 2012, pursuant to Rule 488.

FIDELITY ADVISOR® STOCK SELECTOR ALL CAP FUND
A SERIES OF
FIDELITY ADVISOR SERIES I

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity Advisor Stock Selector All Cap Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Stock Selector All Cap Fund (the fund) will be held at an office of Fidelity Advisor Series I (the trust), 245 Summer Street, Boston, Massachusetts 02210 on August 15, 2012 at 8:30 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Advisor Stock Selector All Cap Fund to Fidelity Stock Selector All Cap Fund in exchange solely for shares of beneficial interest of Fidelity Stock Selector All Cap Fund and the assumption by Fidelity Stock Selector All Cap Fund of Fidelity Advisor Stock Selector All Cap Fund's liabilities, in complete liquidation of Fidelity Advisor Stock Selector All Cap Fund.

The Board of Trustees has fixed the close of business on June 18, 2012 as the record date for the determination of the shareholders of Fidelity Advisor Stock Selector All Cap Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL, Secretary

June 18, 2012

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions below or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION		VALID SIGNATURE
A. 1)	ABC Corp.	John Smith, Treasurer
2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
2)	ABC Trust	Ann B. Collins, Trustee
3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
u/t/d 12/28/78
C. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE or through the internet

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

FIDELITY ADVISOR STOCK SELECTOR ALL CAP FUND A SERIES OF FIDELITY ADVISOR SERIES I	FIDELITY STOCK SELECTOR ALL CAP FUND A SERIES OF FIDELITY CAPITAL TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-877-208-0098

PROXY STATEMENT AND PROSPECTUS
JUNE 18, 2012

This combined Proxy Statement and Prospectus (Proxy Statement) is furnished to shareholders of Fidelity Advisor Stock Selector All Cap Fund (the fund) a series of Fidelity Advisor Series I (the trust), in connection with a solicitation of proxies made by, and on behalf of, the trust's Board of Trustees to be used at the Special Meeting of Shareholders of Fidelity Advisor Stock Selector All Cap Fund and at any adjournments thereof (the Meeting), to be held on August 15, 2012 at 8:30 a.m. Eastern Time (ET) at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

As more fully described in the Proxy Statement, shareholders of Fidelity Advisor Stock Selector All Cap Fund are being asked to consider and vote on an Agreement and Plan of Reorganization (the Agreement) relating to the proposed acquisition of Fidelity Advisor Stock Selector All Cap Fund by Fidelity Stock Selector All Cap Fund. The transaction contemplated by the Agreement is referred to as the Reorganization.

If the Agreement is approved by fund shareholders and the Reorganization occurs, each shareholder of Fidelity Advisor Stock Selector All Cap Fund will become a shareholder of Fidelity Stock Selector All Cap Fund instead. Fidelity Advisor Stock Selector All Cap Fund will transfer all of its assets to Fidelity Stock Selector All Cap Fund in exchange solely for shares of beneficial interest of Fidelity Stock Selector All Cap Fund and the assumption by Fidelity Stock Selector All Cap Fund of Fidelity Advisor Stock Selector All Cap Fund's liabilities in complete liquidation of Fidelity Advisor Stock Selector All Cap Fund. The total value of your fund holdings will not change as a result of the Reorganization. The Reorganization is currently scheduled to take place as of the close of business of the New York Stock Exchange (the NYSE) on October 26, 2012, or such other time and date as the parties may agree (the Closing Date).

Fidelity Stock Selector All Cap Fund, an equity fund, is a diversified fund of Fidelity Capital Trust, an open-end management investment company registered with the Securities and Exchange Commission (the SEC). Fidelity Stock Selector All Cap Fund seeks capital growth. Fidelity Stock Selector All Cap Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in stocks.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and the accompanying proxy card are first being mailed on or about June 18, 2012. The Proxy Statement sets forth concisely the information about the Reorganization and Fidelity Stock Selector All Cap Fund that shareholders should know before voting on the proposed Reorganization. Please read it carefully and keep it for future reference.

The following documents have been filed with the SEC and are incorporated into this Proxy Statement by reference, which means they are part of this Proxy statement for legal purposes:

(i) the Statement of Additional Information dated June 18, 2012, relating to this Proxy Statement;

(ii) the Prospectus for Fidelity Stock Selector All Cap Fund dated November 29, 2011, a copy of which accompanies this Proxy Statement;

(iii) the Statement of Additional Information for Fidelity Stock Selector All Cap Fund dated November 29, 2011;

(iv) the Prospectus for Fidelity Advisor Stock Selector All Cap Fund dated November 29, 2011, and supplemented April 20, 2012, relating to Class A, Class T, Class B, and Class C shares;

(v) the Prospectus for Fidelity Advisor Stock Selector All Cap Fund dated November 29, 2011, and supplemented April 20, 2012, relating to Institutional Class shares; and

(vi) the Statement of Additional Information for Fidelity Advisor Stock Selector All Cap Fund dated November 29, 2011, relating to Class A, Class T, Class B, Class C and Institutional Class Shares.

You can obtain copies of the funds' current Prospectuses, Statements of Additional Information, or annual or semiannual reports without charge by contacting the trust or Fidelity Capital Trust at Fidelity Distributors Corporation (FDC), 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8544 for Fidelity Stock Selector All Cap Fund or by calling 1-877-208-0098 for Fidelity Advisor Stock Selector All Cap Fund.

The trust and Fidelity Capital Trust are subject to the informational requirements of the Securities and Exchange Act of 1934, as amended. Accordingly, each must file proxy material, reports, and other information with the SEC. You can review and copy such information at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549, the SEC's Northeast Regional Office, 3 World Financial Center, Suite 400, New York, NY 10281-1022, and the SEC's Midwest Regional Office, 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604. Such information is also available from the EDGAR database on the SEC's web site at http://www.sec.gov. You can also obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Room, Office of Consumer Affairs and Information Services, Washington, DC 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at 1-202-551-8090.

An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

Synopsis	pg 1
Comparison of Principal Risk Factors	pg 14
The Proposed Transaction	pg 18
Additional Information about the Funds	pg 28
Voting Information	pg 29
Miscellaneous	pg 33
Attachment 1. Information Applicable to Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Stock Selector All Cap Fund	pg 34
Exhibit 1. Form of Agreement and Plan of Reorganization of Fidelity Advisor Stock Selector All Cap Fund	pg 58

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and/or in the Prospectuses and Statements of Additional Information of Fidelity Advisor Stock Selector All Cap Fund and Fidelity Stock Selector All Cap Fund, which are incorporated herein by reference. Shareholders should read the entire Proxy Statement and the Prospectus of Fidelity Stock Selector All Cap Fund carefully for more complete information.

Certain arrangements described herein, including without limitation, the establishment of Class A, Class T, Class B, Class C, and Institutional Class shares of Fidelity Stock Selector All Cap Fund, are not currently in effect for Fidelity Stock Selector All Cap Fund, but rather are expected to become effective on approximately the Closing Date of the Reorganization.

What proposal am I being asked to vote on?

As more fully described in the section entitled "The Proposed Transaction" below, shareholders of Fidelity Advisor Stock Selector All Cap Fund are being asked to approve the Agreement relating to the proposed acquisition of Fidelity Advisor Stock Selector All Cap Fund by Fidelity Stock Selector All Cap Fund.

Shareholders of record as of the close of business on June 18, 2012 will be entitled to vote at the Meeting.

If the Agreement is approved by fund shareholders and the Reorganization occurs, each shareholder of Fidelity Advisor Stock Selector All Cap Fund will become a shareholder of Fidelity Stock Selector All Cap Fund instead. Fidelity Advisor Stock Selector All Cap Fund will transfer all of its assets to Fidelity Stock Selector All Cap Fund in exchange solely for shares of beneficial interest of Fidelity Stock Selector All Cap Fund and the assumption by Fidelity Stock Selector All Cap Fund of Fidelity Advisor Stock Selector All Cap Fund's liabilities in complete liquidation of Fidelity Advisor Stock Selector All Cap Fund. Each shareholder of Fidelity Advisor Stock Selector All Cap Fund will receive shares of the corresponding class of Fidelity Stock Selector All Cap Fund. The Reorganization is currently scheduled to take place as of the close of business of the NYSE on the Closing Date.

For more information, please refer to the section entitled "The Proposed Transaction - Agreement and Plan of Reorganization."

Has the Board of Trustees approved the proposal?

Yes. The fund's Board of Trustees has carefully reviewed the proposal and approved the Agreement and the Reorganization. The Board of Trustees unanimously recommends that shareholders vote in favor of the Reorganization by approving the Agreement.

What are the reasons for the proposal?

The Board of Trustees considered the following factors, among others, in determining to recommend that shareholders vote in favor of the Reorganization by approving the Agreement:

- The Reorganization will permit Fidelity Advisor Stock Selector All Cap Fund shareholders to pursue the same investment goals in a larger combined fund that has the same benchmark, and similar investment objective and policies.

- Fidelity Advisor Stock Selector All Cap Fund shareholders are expected to benefit from an expense reduction of approximately 0.01% (excluding performance adjustments) of average net assets (based on actual expenses for the twelve months ended January 31, 2012). Including performance adjustments, Fidelity Advisor Stock Selector All Cap Fund shareholders are expected to benefit from an expense reduction of approximately 0.19% of average net assets(based on actual expenses for the twelve months ended January 31, 2012), although the expense differences from performance adjustments are expected to diminish over time given that the funds have been managed similarly since March 2010.

- Fidelity Advisor Stock Selector All Cap Fund shareholders will experience identical investment exposure in a larger fund with no repositioning costs.

For more information, please refer to the section entitled "The Proposed Transaction - Reasons for the Reorganization."

How will you determine the number of shares of Fidelity Stock Selector All Cap Fund that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of the Reorganization. As provided in the Agreement, Fidelity Advisor Stock Selector All Cap Fund will distribute shares of Fidelity Stock Selector All Cap Fund to its shareholders so that each shareholder will receive the number of full and fractional shares of Fidelity Stock Selector All Cap Fund equal in value to the net asset value of shares of Fidelity Advisor Stock Selector All Cap Fund held by such shareholder on the Closing Date.

For more information, please refer to the section entitled "The Proposed Transaction - Agreement and Plan of Reorganization."

What class of shares of Fidelity Stock Selector All Cap Fund will I receive?

Holders of Class A, Class T, Class B, Class C, and Institutional Class shares of Fidelity Advisor Stock Selector All Cap Fund will receive, respectively, Class A, Class T, Class B, Class C, and Institutional Class shares of Fidelity Stock Selector All Cap Fund. Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Stock Selector All Cap Fund are being created to facilitate the Reorganization and will not commence operations until approximately the Closing Date of the Reorganization.

Is the Reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes either to Fidelity Advisor Stock Selector All Cap Fund or Fidelity Stock Selector All Cap Fund or to the shareholders of either fund, except Fidelity Advisor Stock Selector All Cap Fund may be required to recognize gain or loss with respect to assets (if any) that are subject to "mark-to-market" tax accounting.

For more information, please refer to the section entitled "The Proposed Transaction - Federal Income Tax Considerations."

How do the funds' investment objectives, strategies, policies, and limitations compare?

Although the funds have similar investment objectives and strategies, there are some differences of which you should be aware. The following compares the investment objectives and principal investment strategies of Fidelity Advisor Stock Selector All Cap Fund and Fidelity Stock Selector All Cap Fund:

Fidelity Advisor Stock Selector All Cap Fund	Fidelity Stock Selector All Cap Fund

Investment Objective (subject to change only by shareholder approval)	Investment Objective (subject to change only by shareholder approval)

Fidelity Advisor Stock Selector All Cap Fund seeks capital appreciation.	Fidelity Stock Selector All Cap Fund seeks capital growth.

Principal Investment Strategies	Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests at least 80% of assets in stocks.	Same strategy.
No corresponding strategy.	FMR normally invests the fund's assets primarily in common stocks.

FMR allocates the fund's assets among sector central funds that provide exposure to different sectors of the U.S. stock market. Sector central funds are specialized investment vehicles designed by Fidelity for use by Fidelity funds.
Each sector central fund is managed in an effort to outperform a different sector of the U.S. stock market. At present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities.
FMR expects the fund's allocations to the sector central funds will approximate the sector weightings of the S&P 500® Index, a broadly diversified measure of the performance of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. While FMR may overweight or underweight one or more sectors from time to time, FMR expects the returns of the fund to be driven primarily by the security selections of the sector central funds.

Same strategy.

FMR is not constrained by any particular investment style for the fund. At any given time, the sector central funds in which the fund invests may buy "growth" stocks or "value" stocks, or a combination of both. Additionally, the sector central funds are not limited to investing in securities of a specific market capitalization and may hold securities of large, medium and/or small capitalization companies.

Same strategy.
The sector central funds are managed against U.S. benchmarks, but are not limited to U.S. stocks, and may make foreign investments.	Same strategy.
No corresponding strategy.

In addition to the principal investment strategies discussed above, FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

For a comparison of the principal risks associated with the funds' principal investment strategies, please refer to the section entitled "Comparison of Principal Risk Factors."

Except as noted above, the funds have the same investment policies and limitations, including fundamental investment policies and limitations.

For more information about the funds' investment objectives, strategies, policies, and limitations, please refer to the "Investment Details" section of the funds' Prospectuses, and to the "Investment Policies and Limitations" section of the funds' Statements of Additional Information, each of which are incorporated herein by reference. For more information relating to Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Stock Selector All Cap Fund, please see Attachment 1.

Following the Reorganization, the combined fund will be managed in accordance with the investment objective, strategies, policies, and limitations of Fidelity Stock Selector All Cap Fund.

How do the funds' management and distribution arrangements compare?

The following summarizes the management and distribution arrangements of Fidelity Advisor Stock Selector All Cap Fund and Fidelity Stock Selector All Cap Fund:

Management of the Funds

The principal business address of FMR, each fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109.

As the manager, FMR has overall responsibility for directing the funds' investments and handling their business affairs. As of December 31, 2011, FMR had approximately $1.0 billion in discretionary assets under management.

FMRC serves as sub-adviser for each fund. FMRC has day-to-day responsibility for choosing certain types of investments for the funds. As of December 31, 2011, FMRC had approximately $606.9 billion in discretionary assets under management.

Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Inc. (FMR Japan), located at Kamiyacho Prime Place at 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan; are also sub-advisers to the funds.

Christopher Sharpe is lead co-manager of Fidelity Stock Selector All Cap Fund and Fidelity Advisor Stock Selector All Cap Fund, which he has managed since November 2009 and March 2010, respectively. He also manages other funds. Since joining Fidelity Investments in 2002, Mr. Sharpe has worked as an asset allocation director and portfolio manager.

Geoff Stein is lead co-manager of Fidelity Stock Selector All Cap Fund and Fidelity Advisor Stock Selector All Cap Fund, which he has managed since November 2009 and March 2010, respectively. He also manages other funds. Since joining Fidelity Investments in 1994, Mr. Stein has worked as director of the Portfolio Analysis Group, director of Portfolio Strategy for Strategic Advisers, Inc., and as a portfolio manager

The lead co-managers have primarily responsibility for the strategic oversight of each fund, including the coordination and implementation of the fund's sector allocation strategy, and monitoring the performance and security holdings of the sector central funds in which the fund invests.

Certain co-managers manage the sector central funds and assist the lead co-managers in formulating each fund's sector allocation strategy.

Mr. Sharpe and Mr. Stein are expected to continue to have primary responsibility for the strategic oversight of the combined fund after the Reorganization.

For information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Sharpe, Mr. Stein, and the other co-managers, please refer to the "Management Contracts" section of the funds' Statements of Additional Information, which are incorporated herein by reference.

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Each of Fidelity Advisor Stock Selector All Cap Fund and Fidelity Stock Selector All Cap Fund pay FMR a management fee that is calculated and paid to FMR each month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the funds have performed relative to the S&P 500® Index. The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% of the fund's average net assets, and it drops as total assets under management increase. For March 2012 the group fee rate was 0.26%. The individual fund fee rate for each fund is 0.30% of its average net assets.

For each fund, the performance adjustment rate is calculated monthly by comparing the fund's performance over the performance period to that of the S&P 500 Index. For the purposes of calculating the performance adjustment, Fidelity Advisor Stock Selector All Cap Fund's investment performance is based on the performance of Institutional Class shares of the fund, whereas the Fidelity Stock Selector All Cap Fund's investment performance is based on the retail class shares of the fund. The performance period for the funds is the most recent 36 month period.

If the Reorganization is approved, the combined fund will retain Fidelity Stock Selector All Cap Fund's management fee structure, including the use of the retail class for the purposes of calculating the performance adjustment. To the extent that the Institutional Class of Fidelity Advisor Stock Selector All Cap Fund had higher expenses than the retail class of Fidelity Stock Selector All Cap Fund in the performance period prior to the Reorganization, this could result in the combined fund bearing a larger positive performance adjustment and a smaller negative performance adjustment than would be the case if the performance of the Institutional Class of Fidelity Advisor Stock Selector All Cap Fund were used for purposes of calculating the performance adjustment.

For more information about fund management, please refer to the "Fund Management" section of the funds' Prospectuses, and to the "Control of Investment Advisers" and "Management Contracts" sections of the funds' Statements of Additional Information, each of which are incorporated herein by reference.

Distribution of Fund Shares

The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

Class A, Class T, Class B, Class C, and Institutional Class of each fund have adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act).

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.50% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Class T has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class T is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class T shares. Class T may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.25% of its average net assets throughout the month. Class T's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class T shareholders to do so.

In addition, pursuant to the Class T plan, Class T pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class T's average net assets throughout the month for providing shareholder support services.

Class B has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class B is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. The Institutional Class plan, as well as the plan for each other class, recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for each class of the funds.

If the Reorganization is approved, the Distribution and Service Plans for the combined fund will remain unchanged.

For more information about fund distribution, please refer to the "Fund Distribution" section of the funds' Prospectuses, which are incorporated herein by reference, and to the "Distribution Services" section of the funds' Statements of Additional Information, which are incorporated herein by reference. For more information relating to Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Stock Selector All Cap Fund, please see Attachment 1.

How do the funds' fees and operating expenses compare, and what are the combined fund's fees and operating expenses estimated to be following the Reorganization?

The following tables allow you to compare the fees and expenses of each fund and to analyze the pro forma estimated fees and expenses of the combined fund.

Annual Fund and Class Operating Expenses

The following tables show the fees and expenses of Fidelity Advisor Stock Selector All Cap Fund, and Fidelity Stock Selector All Cap Fund for the 12 months ended March 31, 2012, and the pro forma estimated fees and expenses of the combined fund based on the same time period after giving effect to the Reorganization. Sales charges, if applicable, are paid directly to FDC, each fund's distributor. Annual fund or class operating expenses are paid by each fund or class, as applicable.

As shown below, the Reorganization is expected to result in lower total operating expenses for shareholders of Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Advisor Stock Selector All Cap Fund.

Shareholder Fees (paid by directly from your investment)

Fidelity Stock Selector All Cap Fund

Retail Class
Shareholder fees (fees paid directly from your investment)	None

Fidelity Advisor Stock Selector All Cap Fund

Class A

Class T

Class B

Class C

Institutional Class

Maximum sales charge (load) on purchases (as a % of offering price)	5.75%	3.50%	None	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	NoneA	NoneA	5.00%B	1.00%C	None

A Class A and Class T purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class T purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% or 0.25%, respectively.

B Declines over 6 years from 5.00% to 0%.

C On Class C shares redeemed less than one year after purchase.

Fidelity Stock Selector All Cap Fund Pro Forma Combined

Class A

Class T

Class B

Class C

Institutional Class

Retail Class

Maximum sales charge (load) on purchases (as a % of offering price)	5.75%	3.50%	None	None	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	NoneA	NoneA	5.00%B	1.00%C	None	None

A Class A and Class T purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class T purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% or 0.25%, respectively.

B Declines over 6 years from 5.00% to 0%.

C On Class C shares redeemed less than one year after purchase.

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

Fidelity Stock Selector All Cap Fund

Retail Class
Management fee (fluctuates based on the fund's performance relative to a securities market index)	0.53%
Distribution and/or Service (12b-1) fees	None
Other expensesA	0.26%
Total annual operating expenses	0.79%

A For the 12 month period, estimated acquired fund fees are less than 0.01% and are included in other expenses.

Fidelity Advisor Stock Selector All Cap Fund

	Class A	Class T	Class B	Class C	Institutional Class
Management fee (fluctuates based on the fund's performance relative to a securities market index)	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	1.00%	None
Other expensesA	0.35%	0.34%	0.37%	0.36%	0.30%
Total annual operating expenses	1.32%	1.56%	2.09%	2.08%	1.02%

A For the 12 month period, estimated acquired fund fees are less than 0.01% and are included in other expenses.

Fidelity Stock Selector All Cap Fund Pro Forma Combined

	Class A	Class T	Class B	Class C	Institutional Class	Retail Class
Management fee (fluctuates based on the fund's performance relative to a securities market index)	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	1.00%	None	None
Other expensesA,B	0.34%	0.34%	0.36%	0.35%	0.29%	0.26%
Total annual operating expenses	1.12%	1.37%	1.89%	1.88%	0.82%	0.79%

A For the 12 month period, estimated acquired fund fees are less than 0.01% and are included in other expenses.

B Based on estimated amounts for the current fiscal year.

Examples of Effect of Fund Expenses

The following table illustrates the expenses on a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return. The table illustrates how much a shareholder would pay in total expenses if the shareholder sells all of his or her shares at the end of each time period indicated and if the shareholder holds his or her shares.

Fidelity Stock Selector All Cap Fund

Retail Class
1 year	$ 81
3 years	$ 252
5 years	$ 439
10 years	$ 978

Fidelity Advisor Stock Selector All Cap Fund

Class A

Class T

Class B

Class C

Institutional Class

	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$ 702	$ 702	$ 503	$ 503	$ 712	$ 212	$ 311	$ 211	$ 104
3 years	$ 969	$ 969	$ 825	$ 825	$ 955	$ 655	$ 652	$ 652	$ 325
5 years	$ 1,257	$ 1,257	$ 1,170	$ 1,170	$ 1,324	$ 1,124	$ 1,119	$ 1,119	$ 563
10 years	$ 2,074	$ 2,074	$ 2,141	$ 2,141	$ 2,132	$ 2,132	$ 2,410	$ 2,410	$ 1,248

Fidelity Stock Selector All Cap Fund Pro Forma Combined

Class A

Class T

Class B

Class C

Institutional Class

Retail Class

	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$ 683	$ 683	$ 485	$ 485	$ 692	$ 192	$ 291	$ 191	$ 84	$ 81
3 years	$ 911	$ 911	$ 769	$ 769	$ 894	$ 594	$ 591	$ 591	$ 262	$ 252
5 years	$ 1,156	$ 1,156	$ 1,074	$ 1,074	$ 1,221	$ 1,021	$ 1,016	$ 1,016	$ 455	$ 439
10 years	$ 1,860	$ 1,860	$ 1,939	$ 1,939	$ 1,197	$ 1,917	$ 2,201	$ 2,201	$ 1,014	$ 978

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Do the procedures for purchasing and redeeming shares of the funds differ?

No. The procedures for purchasing and redeeming shares of the funds are the same. If the Reorganization is approved, the procedures for purchasing and redeeming shares of the combined fund will remain unchanged.

For information about the procedures for purchasing and redeeming the funds' shares, including a description of the policies and procedures designed to discourage excessive or short-term trading of fund shares, please refer to the "Additional Information about the Purchase and Sale of Shares" section of the funds' Prospectuses, and to the "Buying, Selling and Exchanging Information" section of the funds' Statements of Additional Information, each of which are incorporated herein by reference. For more information relating to Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Stock Selector All Cap Fund, please see Attachment 1.

Do the funds' exchange privileges differ?

No. The exchange privileges currently offered by the funds are the same. If the Reorganization is approved, the exchange privilege offered by the combined fund will remain unchanged.

For information about the funds' exchange privileges, please refer to the "Exchanging Shares" section of the funds' Prospectuses, and to the "Buying, Selling, and Exchanging Information" section of the funds' Statements of Additional Information, each of which are incorporated herein by reference. For more information relating to Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Stock Selector All Cap Fund, please see Attachment 1.

Do the funds' dividend and distribution policies differ?

No. The funds' dividend and distribution policies are the same. If the Reorganization is approved, the dividend and distribution policies of the combined fund will remain unchanged.

On or before the Closing Date, Fidelity Advisor Stock Selector All Cap Fund may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain, including any net realized gain resulting from any portfolio repositioning prior to the Reorganization.

Whether or not the Reorganization is approved, Fidelity Advisor Stock Selector All Cap Fund is required to recognize gain or loss on certain assets that are subject to "mark-to-market" tax accounting (if any) held by the fund on the last day of its taxable year, which is September 30. If the Reorganization is approved, gains or losses on assets held by Fidelity Advisor Stock Selector All Cap Fund on the Closing Date that are subject to "mark-to-market" tax accounting (if any) may be required to be recognized on the Closing Date.

For more information about the funds' dividend and distribution policies, please refer to the "Dividends and Capital Gain Distributions" section of the funds' Prospectuses, and to the "Distributions and Taxes" section of the funds' Statements of Additional Information, each of which are incorporated herein by reference.

Who bears the expenses associated with the Reorganization?

Fidelity Advisor Stock Selector All Cap Fund will bear the cost of the Reorganization.

For more information, please refer to the section entitled "Voting Information - Solicitation of Proxies; Expenses."

COMPARISON OF PRINCIPAL RISK FACTORS

What risks are associated with an investment in both of the funds?

The following is a summary of the principal risks associated with an investment in the funds.

Many factors affect each fund's performance. Each fund's share price changes daily based on the performance of the underlying sector central funds in which it invests. The ability of each fund to meet its investment objective is directly related to its target asset allocation among underlying sector central funds and the ability of those funds to meet their investment objectives. If FMR's asset allocation strategy does not work as intended, the fund may not achieve its objective. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

Each fund is exposed to the risks associated with the underlying sector central funds in which it invests. Underlying funds may have different investment objectives and may engage in investment strategies that each fund would not engage in directly. Each fund bears all risks associated with underlying fund investments.

The following factors can significantly affect each fund's performance:

Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a while. The value of securities of smaller issuers can be more volatile than that of larger issuers.

For more information about the principal risks associated with an investment in the funds, please refer to the "Investment Details" section of the funds' Prospectuses, and to the "Investment Policies and Limitations" section of the funds' Statements of Additional Information, each of which are incorporated herein by reference. For more information relating to Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Stock Selector All Cap Fund, please see Attachment 1.

How do the funds compare in terms of their performance?

The following information provides some indication of the risks associated with an investment in the funds. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Information about the Index" section of the funds' prospectuses. Past performance (before and after taxes) is not an indication of future performance.

Year-by-Year Returns

For Fidelity Advisor Stock Selector All Cap Fund, the returns in the bar chart do not include the effect of Class A's front-end sales charge. If the effect of the sales charges were reflected, returns would be lower than those shown.

Fidelity Advisor Stock Selector All Cap Fund - Class A
Calendar Years	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	-13.12%	27.01%	0.82%	21.31%	13.25%	6.23%	-40.28%	35.35%	20.00%	-5.66%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	19.78%	September 30, 2009
Lowest Quarter Return	-19.76%	December 31, 2008
Year-to-Date Return	14.50%	March 31, 2012
Fidelity Stock Selector All Cap Fund
Calendar Years	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
	-21.26%	27.36%	9.88%	8.98%	13.14%	11.79%	-41.66%	28.81%	19.17%	-5.13%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	15.24%	June 30, 2009
Lowest Quarter Return	-24.39%	December 31, 2008
Year-to-Date Return	14.63%	March 31, 2012

Average Annual Returns

For Fidelity Advisor Stock Selector All Cap Fund, the returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable contingent deferred sales charge (CDSC). After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A shares of Fidelity Advisor Stock Selector All Cap Fund are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity Advisor Stock Selector All Cap Fund
Class A - Return Before Taxes	-11.09%	-1.73%	3.42%
Return After Taxes on Distributions	-11.10%	-1.76%	3.38%
Return After Taxes on Distributions and Sale of Fund Shares	-7.19%	-1.47%	2.95%
Class T - Return Before Taxes	-9.16%	-1.50%	3.43%
Class B - Return Before Taxes	-11.07%	-1.71%	3.48%
Class C - Return Before Taxes	-7.31%	-1.30%	3.30%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	2.92%
Fidelity Stock Selector All Cap Fund
Return Before Taxes	-5.13%	-1.03%	2.58%
Return After Taxes on Distributions	-5.22%	-1.29%	2.39%
Return After Taxes on Distributions and Sale of Fund Shares	-3.22%	-0.87%	2.22%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	2.92%

THE PROPOSED TRANSACTION

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FIDELITY ADVISOR STOCK SELECTOR ALL CAP FUND AND FIDELITY STOCK SELECTOR ALL CAP FUND.

Agreement and Plan of Reorganization

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

The Agreement contemplates (a) Fidelity Stock Selector All Cap Fund acquiring as of the Closing Date all of the assets of Fidelity Advisor Stock Selector All Cap Fund in exchange solely for shares of Fidelity Stock Selector All Cap Fund and the assumption by Fidelity Stock Selector All Cap Fund of Fidelity Advisor Stock Selector All Cap Fund's liabilities; and (b) the distribution of shares of Fidelity Stock Selector All Cap Fund to the shareholders of Fidelity Advisor Stock Selector All Cap Fund as provided for in the Agreement.

The value of Fidelity Advisor Stock Selector All Cap Fund's assets to be acquired by Fidelity Stock Selector All Cap Fund and the amount of its liabilities to be assumed by Fidelity Stock Selector All Cap Fund will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Fidelity Stock Selector All Cap Fund's then-current Prospectus and Statement of Additional Information. The net asset value of a share of Fidelity Stock Selector All Cap Fund will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

As of the Closing Date, Fidelity Stock Selector All Cap Fund will deliver to Fidelity Advisor Stock Selector All Cap Fund, and Fidelity Advisor Stock Selector All Cap Fund will distribute to its shareholders of record, shares of Fidelity Stock Selector All Cap Fund so that each Fidelity Advisor Stock Selector All Cap Fund shareholder will receive the number of full and fractional shares of Fidelity Stock Selector All Cap Fund equal in value to the aggregate net asset value of shares of Fidelity Advisor Stock Selector All Cap Fund held by such shareholder on the Closing Date; Fidelity Advisor Stock Selector All Cap Fund will be liquidated as soon as practicable thereafter. Each Fidelity Advisor Stock Selector All Cap Fund shareholder's account shall be credited with the respective pro rata number of full and fractional shares of Fidelity Stock Selector All Cap Fund due that shareholder. The net asset value per share of Fidelity Stock Selector All Cap Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

Any transfer taxes payable upon issuance of shares of Fidelity Stock Selector All Cap Fund in a name other than that of the registered holder of the shares on the books of Fidelity Advisor Stock Selector All Cap Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Fidelity Advisor Stock Selector All Cap Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which Fidelity Advisor Stock Selector All Cap Fund is liquidated.

Fidelity Advisor Stock Selector All Cap Fund will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and the Proxy Statement, together with the cost of any supplementary solicitation.

All of the current investments of Fidelity Advisor Stock Selector All Cap Fund are permissible investments for Fidelity Stock Selector All Cap Fund. Nevertheless, if shareholders approve the Reorganization, FMR may sell certain securities held by the funds and purchase other securities. Any transaction costs associated with portfolio adjustments to Fidelity Advisor Stock Selector All Cap Fund due to the Reorganization that occur prior to the Closing Date will be borne by Fidelity Advisor Stock Selector All Cap Fund. Any transaction costs associated with portfolio adjustments to Fidelity Stock Selector All Cap Fund due to the Reorganization that occur after the Closing Date and any additional merger-related costs attributable to Fidelity Stock Selector All Cap Fund that occur after the Closing Date will be borne by Fidelity Stock Selector All Cap Fund. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on Fidelity Advisor Stock Selector All Cap Fund shareholders' interests may be made subsequent to the Meeting.

Reasons for the Reorganization

In determining whether to approve the Reorganization, each fund's Board of Trustees (the Board) considered a number of factors, including the following:

(1) the compatibility of the investment objectives and policies of the funds;

(2) the historical performance of the funds;

(3) the fees and expenses and the relative expense ratios of the funds;

(4) the potential benefit of the Reorganization to shareholders of the funds;

(5) the costs to be incurred by each fund as a result of the Reorganization;

(6) the tax consequences of the Reorganization;

(7) the relative size of the funds;

(8) the elimination of duplicative funds; and

(9) the potential benefit of the Reorganization to FMR and its affiliates.

FMR proposed the Reorganization to each fund's Board at a meeting of the Board held on March 14, 2012. In proposing the Reorganization, FMR advised the Board that the Reorganization would permit Fidelity Advisor Stock Selector All Cap Fund shareholders to pursue the same investment goals in a larger combined fund that has the same benchmark, and similar investment objective and policies.

The Board considered that Fidelity Advisor Stock Selector All Cap Fund's shareholders would be expected to benefit from a decrease in total expenses of an estimated 0.01% (excluding performance adjustments) of average net assets (based on actual expenses for the twelve months ended January 31, 2012). The Board further considered that Fidelity Advisor Stock Selector All Cap Fund's shareholders would be expected to benefit from a decrease in total expenses of an estimated 0.19% (including performance adjustments) of average net assets (based on actual expenses for the twelve months ended January 31, 2012), although the expense differences from performance adjustments are expected to diminish over time given that the funds have been similarly managed since March 2010. The Board noted that total expenses of Fidelity Stock Selector All Cap Fund (excluding performance adjustments) would not have changed as a result of the Reorganization (based on actual expenses for the twelve months ended January 31, 2012).

The Board was advised that the each fund currently invests in the same Fidelity central funds (special investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines), and as a result of this, Fidelity Advisor Stock Selector All Cap Fund shareholders will experience identical investment exposure in a larger fund with no repositioning costs.

In recommending the Reorganization, FMR advised the Board that the Reorganization would combine a smaller fund into a larger fund, reducing the number of funds managed by FMR. FMR also advised the Board that the consolidation of assets due to the Reorganization will result in FMR collecting higher management fees in the months following the Reorganization because the assets from Fidelity Advisor Stock Selector All Cap Fund will be subject to the performance adjustment applicable to Fidelity Stock Selector All Cap Fund, although FMR's management fee revenue over the longer term would not be affected.

FMR advised the Board that the Fidelity Advisor Stock Selector All Cap Fund had experienced net outflows in recent years and that merging the fund into a larger fund that continues to grow would better position the fund for potential further expense reductions in the future.

The Board considered that the merger will qualify as a tax-free exchange for federal income tax purposes and the potential tax impact to shareholders of each fund.

Each fund's Board carefully reviewed the proposal and determined that the Reorganization is in the best interests of the shareholders of each fund and that the Reorganization will not result in a dilution of the interests of the shareholders of either fund.

Description of the Securities to be Issued

Holders of Class A, Class T, Class B, Class C, and Institutional Class shares of Fidelity Advisor Stock Selector All Cap Fund will receive, respectively, Class A, Class T, Class B, Class C, and Institutional Class shares of Fidelity Stock Selector All Cap Fund. As noted above, Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Stock Selector All Cap Fund are being registered to facilitate the Reorganization and will not commence operations until approximately the Closing Date of the Reorganization.

Fidelity Stock Selector All Cap Fund is a series of Fidelity Capital Trust. The Trustees of Fidelity Capital Trust are authorized to issue an unlimited number of shares of beneficial interest of separate series. Each share of Fidelity Stock Selector All Cap Fund represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity Stock Selector All Cap Fund is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of Fidelity Stock Selector All Cap Fund is entitled to one vote for each dollar of net asset value of the fund that shareholder owns, with fractional dollar amounts entitled to a proportionate fractional vote. Shares of Fidelity Stock Selector All Cap Fund have no preemptive or, for Class A, Class T, Class C, and Institutional Class shares, conversion rights. Shares are fully paid and nonassessable, except as set forth in the "Description of the Trust - Shareholder Liability" section of the fund's Statement of Additional Information, which is incorporated herein by reference.

Fidelity Capital Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

For more information about voting rights and dividend rights, please refer to the "Description of the Trust - Voting Rights" and the "Distributions and Taxes" sections, respectively, of Fidelity Stock Selector All Cap Fund's Statement of Additional Information, which is incorporated herein by reference. For more information about redemption rights and exchange privileges, please refer to the "Buying and Selling Shares" and the "Exchanging Shares" sections, respectively, of Fidelity Stock Selector All Cap Fund's Prospectus, which is incorporated herein by reference. For more information relating to Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Stock Selector All Cap Fund, please see Attachment 1.

Federal Income Tax Considerations

The exchange of Fidelity Advisor Stock Selector All Cap Fund's assets for Fidelity Stock Selector All Cap Fund's shares and the assumption of the liabilities of Fidelity Advisor Stock Selector All Cap Fund by Fidelity Stock Selector All Cap Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code (the Code). With respect to the Reorganization, the participating funds will receive an opinion from Dechert LLP, counsel to Fidelity Advisor Stock Selector All Cap Fund and Fidelity Stock Selector All Cap Fund, substantially to the effect that:

(i) The acquisition by Fidelity Stock Selector All Cap Fund of substantially all of the assets of Fidelity Advisor Stock Selector All Cap Fund in exchange solely for Fidelity Stock Selector All Cap Fund shares and the assumption by Fidelity Stock Selector All Cap Fund of all liabilities of Fidelity Advisor Stock Selector All Cap Fund followed by the distribution of Fidelity Stock Selector All Cap Fund shares to the Fidelity Advisor Stock Selector All Cap Fund shareholders in exchange for their Fidelity Advisor Stock Selector All Cap Fund shares in complete liquidation and termination of Fidelity Advisor Stock Selector All Cap Fund will constitute a tax-free reorganization under Section 368(a) of the Code;

(ii) Fidelity Advisor Stock Selector All Cap Fund will recognize no gain or loss upon the transfer of substantially all of its assets to Fidelity Stock Selector All Cap Fund in exchange solely for Fidelity Stock Selector All Cap Fund shares and the assumption by Fidelity Stock Selector All Cap Fund of all liabilities of Fidelity Advisor Stock Selector All Cap Fund, except that Fidelity Advisor Stock Selector All Cap Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iii) Fidelity Advisor Stock Selector All Cap Fund will recognize no gain or loss upon the distribution to its shareholders of the Fidelity Stock Selector All Cap Fund shares received by Fidelity Advisor Stock Selector All Cap Fund in the Reorganization;

(iv) Fidelity Stock Selector All Cap Fund will recognize no gain or loss upon the receipt of the assets of Fidelity Advisor Stock Selector All Cap Fund in exchange solely for Fidelity Stock Selector All Cap Fund shares and the assumption of all liabilities of Fidelity Advisor Stock Selector All Cap Fund;

(v) The adjusted basis to Fidelity Stock Selector All Cap Fund of the assets of Fidelity Advisor Stock Selector All Cap Fund received by Fidelity Stock Selector All Cap Fund in the Reorganization will be the same as the adjusted basis of those assets in the hands of Fidelity Advisor Stock Selector All Cap Fund immediately before the exchange;

(vi) Fidelity Stock Selector All Cap Fund's holding periods with respect to the assets of Fidelity Advisor Stock Selector All Cap Fund that Fidelity Stock Selector All Cap Fund acquires in the Reorganization will include the respective periods for which those assets were held by Fidelity Advisor Stock Selector All Cap Fund (except where investment activities of Fidelity Stock Selector All Cap Fund have the effect of reducing or eliminating a holding period with respect to an asset);

(vii) The Fidelity Advisor Stock Selector All Cap Fund shareholders will recognize no gain or loss upon receiving Fidelity Stock Selector All Cap Fund shares in exchange solely for Fidelity Advisor Stock Selector All Cap Fund shares;

(viii) The aggregate basis of the Fidelity Stock Selector All Cap Fund shares received by Fidelity Advisor Stock Selector All Cap Fund shareholder in the Reorganization will be the same as the aggregate basis of the Fidelity Advisor Stock Selector All Cap Fund shares surrendered by the Fidelity Advisor Stock Selector All Cap Fund shareholder in exchange therefor; and

(ix) Fidelity Advisor Stock Selector All Cap Fund shareholder's holding period for the Fidelity Stock Selector All Cap Fund shares received by the Fidelity Advisor Stock Selector All Cap Fund shareholder in the Reorganization will include the holding period during which the Fidelity Advisor Stock Selector All Cap Fund shareholder held Fidelity Advisor Stock Selector All Cap Fund shares surrendered in exchange therefor, provided that the Fidelity Advisor Stock Selector All Cap Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Although the Reorganization will qualify as a tax-free reorganization, it may still have tax implications for shareholders of Fidelity Advisor Stock Selector All Cap Fund. Specifically, the Reorganization may cause shareholders to receive capital gain distributions sooner or in larger amounts than they would have in the absence of the Reorganization. This could occur if the Reorganization triggers an "ownership change" for one or both of the funds and/or if Fidelity Advisor Stock Selector All Cap Fund has proportionally more available losses than Fidelity Stock Selector All Cap Fund at the time of the Reorganization.

If either fund experiences an "ownership change" as a result of the Reorganization, the combined fund's ability to use that fund's capital loss carryforwards, net realized losses and net unrealized losses (if any, at the time of the Reorganization) may be limited. Under federal tax law, the combined fund's ability to use those pre-Reorganization losses to offset post-Reorganization gains would generally be subject to an annual limitation that is determined by multiplying the net asset value immediately prior to the Reorganization of the fund that experienced the ownership change by the then-current long-term tax-exempt rate published monthly by the IRS. Here, the Reorganization is expected to trigger an ownership change for Fidelity Advisor Stock Selector All Cap Fund, limiting the combined fund's ability to use Fidelity Advisor Stock Selector All Cap Fund's pre-Reorganization losses. The Reorganization (in combination with certain unrelated inflows) may also trigger an ownership change for Fidelity Stock Selector All Cap Fund, limiting the combined fund's ability to use Fidelity Stock Selector All Cap's pre-Reorganization losses.

The table below shows the funds' capital loss carryforwards, net unrealized capital gains/losses and year-to-date net realized capital gains/losses as of March 31, 2012. While the aforementioned limitations may affect the timing and size of capital gain distributions, based on data from March 31, 2012 these limitations would not prevent the combined fund from fully using either fund's losses before they expire. The actual application and effect of the rules described above, however, will depend on the relevant facts and circumstances relating to each fund's net asset value, capital loss carryforwards, net realized gains/losses and net unrealized gains/losses as of the time of the Reorganization, as well as the timing and amount of gains and losses recognized by Fidelity Stock Selector All Cap Fund following the Reorganization, and thus cannot be determined precisely at this time. The amounts of net assets, capital loss carryforwards, net unrealized capital gains/losses and year-to-date net realized capital gains/losses at the time of the Reorganization will likely differ from the amounts as of March 31, 2012 that are shown below. If circumstances change significantly between now and the Closing Date, the impact of the aforementioned limitations could cause some of the combined fund's capital loss carryforwards to expire unused.

Fidelity Advisor Stock Selector All Cap Fund shareholders could also experience negative tax consequences as a result of being moved into a larger combined fund that would share the tax benefits of each merging fund's tax losses (to the extent available). If at the time of the Reorganization Fidelity Advisor Stock Selector All Cap Fund still has greater aggregate losses (i.e., the net amount of its capital loss carryforwards, net realized gains/losses and net unrealized gains/losses) as a percentage of assets than Fidelity Stock Selector All Cap Fund, then Fidelity Advisor Stock Selector All Cap Fund shareholders would be moving into a fund that offers less insulation from future capital gain distributions (i.e., less proportionate losses available to offset future gains).

If Fidelity Advisor Stock Selector All Cap Fund taxable shareholders receive accelerated/increased capital gain distributions as a result of the Reorganization because of the issues described above, those distributions will be taxable to them when received. The accelerated/increased gain will generally be offset by a corresponding reduction in gain or increase in loss when a shareholder's shares of the combined fund are sold or redeemed in a taxable transaction.

Tax Position as of March 31, 2012

Fund Name	Fiscal Year End	Assets	Capital Loss Carryforwards ("CLC's") as of the Fund's Most Recent Fiscal Year End	Current Fiscal Year Net Realized Gains/(Losses)	Net Unrealized Gains/(Losses)
Fidelity Advisor Stock Selector All Cap Fund	9/30	$614.2	($145.0)*	($2.9)	$111.3
Fidelity Stock Selector Selector All Cap Fund	9/30	$2,491.9	($187.6)**	($15.1)	$367.6

All Data in Millions

* $75.2 million of Fidelity Advisor Stock Selector All Cap Fund's CLCs expire in 2016, $27.7 million of its CLCs expire in 2017, and $42.1 million of its CLCs expire in 2018.

** $52.6 million of Fidelity Stock Selector All Cap Fund's CLCs expire in 2016 and $135.0 million of its CLCs expire in 2017.

Shareholders of Fidelity Advisor Stock Selector All Cap Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of a fund through an intermediary, including a retirement plan sponsor, administrator, a service-provider (who may be affiliated with FMR or FDC), the fund, FMR, FDC, and/or their affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Forms of Organization

Fidelity Advisor Stock Selector All Cap Fund is a diversified series of Fidelity Advisor Series I, an open-end management investment company organized as a Massachusetts business trust on June 24, 1983. Fidelity Stock Selector All Cap Fund is a diversified series of Fidelity Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 31, 1978. The trusts are authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of Massachusetts business trusts, governed by substantially similar Declarations of Trust, the rights of the shareholders of Fidelity Advisor Stock Selector All Cap Fund under state law and the governing documents are expected to remain unchanged after the Reorganization.

For more information regarding shareholder rights, please refer to the "Description of the Trust" section of the funds' Statements of Additional Information, which are incorporated herein by reference.

Operations of Fidelity Stock Selector All Cap Fund Following the Reorganization

FMR does not expect Fidelity Stock Selector All Cap Fund to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to Fidelity Stock Selector All Cap Fund's management or to entities that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other entities will continue to serve Fidelity Stock Selector All Cap Fund in their current capacities. Christopher Sharpe and Geoff Stein, who are currently the lead co-managers of Fidelity Stock Selector All Cap Fund and Fidelity Advisor Stock Selector All Cap Fund, are expected to continue to have primary responsibility for the strategic oversight of the combined fund after the Reorganization.

Capitalization

The following table shows the capitalization of Fidelity Advisor Stock Selector All Cap Fund and Fidelity Stock Selector All Cap Fund as of March 31, 2012, and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Fidelity Advisor Stock Selector All Cap Fund
Class A	$ 201,112,037	$ 20.53	9,978,394
Class T	$ 117,115,098	$ 20.09	5,829,810
Class B	$ 14,403,568	$ 19.07	755,465
Class C	$ 43,729,364	$ 19.13	2,285,677
Institutional Class	$ 237,785,175	$ 21.04	11,304,263
Fidelity Stock Selector All Cap Fund
Retail Class	$ 2,440,562,833	$ 27.82	87,729,679
Class K	$ 51,328,451	$ 27.82	1,844,861
Fidelity Stock Selector All Cap Fund Pro Forma Combined Fund
Class A	$ 201,112,037	$ 27.82	7,229,045
Class T	$ 117,115,098	$ 27.82	4,209,745
Class B	$ 14,403,568	$ 27.82	517,741
Class C	$ 43,729,364	$ 27.82	1,571,868
Institutional Class	$ 237,785,175	$ 27.82	8,547,274
Retail Class	$ 2,440,562,833	$ 27.82	87,729,679
Class K	$ 51,328,451	$ 27.82	1,844,861

The table above assumes that the Reorganization occurred on March 31, 2012. The table is for information purposes only. No assurance can be given as to how many Fidelity Stock Selector All Cap Fund shares will be received by shareholders of Fidelity Advisor Stock Selector All Cap Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Fidelity Stock Selector All Cap Fund that actually will be received on or after that date.

Conclusion

The Agreement and the Reorganization were approved by the Board of Trustees of Fidelity Advisor Series I and Fidelity Capital Trust at a meeting held on March 14, 2012. The Board of Trustees determined that the proposed Reorganization is in the best interests of shareholders of Fidelity Advisor Stock Selector All Cap Fund and Fidelity Stock Selector All Cap Fund and that the interests of existing shareholders of Fidelity Advisor Stock Selector All Cap Fund and Fidelity Stock Selector All Cap Fund would not be diluted as a result of the Reorganization. In the event that the Reorganization does not occur, Fidelity Advisor Stock Selector All Cap Fund will continue to engage in business as a fund of a registered investment company and the Board of Trustees of Fidelity Advisor Series I may consider other proposals for the reorganization or liquidation of the fund.

The Board of Trustees of Fidelity Advisor Stock Selector All Cap Fund unanimously recommends that shareholders vote in favor of the Reorganization by approving the Agreement.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Fidelity Stock Selector All Cap Fund's financial highlights for the 11 month period ended September 30, 2011 and the five years in the period ended October 31, 2010 (audited), which have been audited by Deloitte & Touche LLP and updated to include semi-annual data for the six month period ended March 31, 2012 (unaudited), are shown in the table below: [semi-annual data to be added once available]

Financial Highlights - Stock Selector All Cap

	Eleven months ended September 30,	Years ended October 31,
	2011	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 23.68	$ 19.98	$ 18.79	$ 32.37	$ 27.24	$ 23.74
Income from Investment Operations
Net investment income (loss) D	.15	.16	.14	.20	.19	.16
Net realized and unrealized gain (loss)	(1.48)	3.69	1.27	(12.14)	5.10	3.46
Total from investment operations	(1.33)	3.85	1.41	(11.94)	5.29	3.62
Distributions from net investment income	(.14)	(.15)	(.22)	(.16)	(.13)	(.12)
Distributions from net realized gain	-	-	-	(1.48)	(.03)	-
Total distributions	(.14)	(.15)	(.22)	(1.64)	(.16)	(.12)
Net asset value, end of period	$ 22.21	$ 23.68	$ 19.98	$ 18.79	$ 32.37	$ 27.24
Total Return B,C	(5.68)%	19.35%	7.77%	(38.78)%	19.52%	15.29%
Ratios to Average Net Assets E,G
Expenses before reductions	.80% A	.87%	.87%	.93%	.87%	.88%
Expenses net of fee waivers, if any	.80% A	.87%	.87%	.93%	.87%	.88%
Expenses net of all reductions	.78% A	.86%	.87%	.93%	.87%	.87%
Net investment income (loss)	.64% A	.72%	.82%	.77%	.64%	.61%
Supplemental Data
Net assets, end of period (in millions)	$ 1,247	$ 730	$ 552	$ 698	$ 1,005	$ 853
Portfolio turnover rate F	9% A	147% H	109%	121%	91%	109%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Stock Selector All Cap Fund's financial highlights should be read in conjunction with the audited financial statements contained in the fund's Annual Report to Shareholders and the unaudited financial statements contained in the fund's Semi-Annual Report to Shareholders, which are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement.

Fidelity Advisor Stock Selector All Cap Fund's financial highlights for the ten months ended September 30, 2011 and the five years in the period ended October 31, 2010 (audited), which are included in the fund's Prospectus and incorporated herein by reference, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders.

For more information relating to Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Stock Selector All Cap Fund, please see Attachment 1.

VOTING INFORMATION

Solicitation of Proxies; Expenses

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the trust's Board of Trustees to be used at the Meeting. The purpose of the Meeting is set forth in the accompanying Notice.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about June 18, 2012. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means, or by personal interview by representatives of the trusts. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of Fidelity Advisor Stock Selector All Cap Fund at an anticipated cost of approximately $90,000. Fidelity Advisor Stock Selector All Cap Fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of Fidelity Advisor Stock Selector All Cap Fund at an anticipated cost of approximately $5,000.

If the fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by Fidelity Advisor Stock Selector All Cap Fund.

The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated on a pro rata basis to each class of a fund based on the net assets of each class relative to the total net assets of the fund.

For a free copy of Fidelity Advisor Stock Selector All Cap Fund's annual reports for the fiscal year ended September 30, 2011 and semiannual reports for the fiscal period ended March 31, 2012, call 1-877-208-0098, log-on to www.advisor.fidelity.com, or write FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

For a free copy of Fidelity Stock Selector All Cap Fund's annual report for the fiscal year ended September 30, 2011 and semiannual report for the fiscal period ended March 31, 2012 call 1-800-544-8544, log-on to www.fidelity.com, or write to Fidelity Distributors Corporation (FDC) at 82 Devonshire Street, Boston, Massachusetts 02109.

Record Date; Quorum; and Method of Tabulation

Shareholders of record as of the close of business on June 18, 2012 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held as of that date, with fractional dollar amounts entitled to a proportional fractional vote.

If the enclosed proxy card is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic or internet vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted toward establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of the fund's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote FOR the proposal, unless directed to vote AGAINST the proposal, in which case such shares will be voted AGAINST the proposed adjournment.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Share Ownership

As of April 30, 2012, shares of each class of each fund issued and outstanding were as follows:

Fidelity Advisor Stock Selector All Cap Fund	Number of Shares
Class A
Class T
Class B
Class C
Institutional Class
Fidelity Stock Selector All Cap Fund
Fidelity Stock Selector All Cap Fund
Class K

As of April 30, 2012, the following owned more than 25% of a fund's outstanding shares:

	[Control Person]	[City, State]	[% Owned]
[Fund Name]
[Fund Name]

[A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.]

[As of [April 30, 2012], the following owned of record and/or beneficially 5% or more [(up to and including 25%)] of a fund's outstanding shares:]]

	[Owner Name]	[City, State]	[% Owned]
[Fund Name] [:] [Class Name]
[Fund Name] [:] [Class Name]

[As of [April 30, 2012], the Trustees, [Member[s] of the Advisory Board,] and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.]

[As of April 30, 2012, approximately _% of [Name of Fund]'s total outstanding shares was held by [FMR] [[and] [an] [FMR affiliate[s]]. FMR LLC is the ultimate parent company of [FMR] [[and] [this/these] FMR affiliate[s]]. By virtue of their ownership interest in FMR LLC, Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson, Trustees, may be deemed to be beneficial owners of these shares.]

To the knowledge of the trust and [Name of Registrant], no [other] shareholder owned of record and/or beneficially 5% or more of the outstanding shares of each fund on that date. [It is not anticipated that any of the above shareholders will own of record and/or beneficially 5% or more of the outstanding shares of the combined fund as a result of the Reorganization[s].]/[If the Reorganization[s] became effective on _____, [Owner Name] would have owned of record and/or beneficially _____% of the outstanding shares of the combined fund.]

Required Vote

Approval of the Reorganization requires the affirmative vote of a "majority of the outstanding voting securities" of Fidelity Advisor Stock Selector All Cap Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the proposal.

Other Business

The Board knows of no business other than the matter set forth in this Proxy Statement to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

MISCELLANEOUS

Legal Matters

Certain legal matters in connection with the issuance of Fidelity Stock Selector All Cap Fund shares have been passed upon by Dechert LLP, counsel to Fidelity Capital Trust.

Experts

The audited financial statements of Fidelity Advisor Stock Selector All Cap Fund are incorporated by reference into the Statement of Additional Information and have been examined by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders for the ten months ended September 30, 2011. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

The financial statements and financial highlights incorporated in this Proxy Statement and Prospectus by reference from the Fidelity Stock Selector All Cap Fund's Annual Report on Form N-CSR as of and for the 11 months ended September 30, 2011 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements and financial highlights have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Fidelity Advisor Series I, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

ATTACHMENT 1

INFORMATION APPLICABLE TO
CLASS A, CLASS T, CLASS B, CLASS C, AND INSTITUTIONAL CLASS OF
FIDELITY STOCK SELECTOR ALL CAP FUND

Investment Details

Investment Objective

The fund seeks capital growth.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in stocks. FMR normally invests the fund's assets primarily in common stocks.

FMR allocates the fund's assets among sector central funds that provide exposure to different sectors of the U.S. stock market. Sector central funds are specialized investment vehicles designed by Fidelity for use by Fidelity funds.

Each sector central fund is managed in an effort to outperform a different sector of the U.S. stock market. At present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities.

FMR expects the fund's allocations to the sector central funds will approximate the sector weightings of the S&P 500 Index, a broadly diversified measure of the performance of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. While FMR may overweight or underweight one or more sectors from time to time, FMR expects the returns of the fund to be driven primarily by the security selections of the sector central funds.

FMR is not constrained by any particular investment style for the fund. At any given time, the sector central funds in which the fund invests may buy "growth" stocks or "value" stocks, or a combination of both. Additionally, the sector central funds are not limited to investing in securities of a specific market capitalization and may hold securities of large, medium and/or small capitalization companies.

The sector central funds are managed against U.S. benchmarks, but are not limited to U.S. stocks, and may make foreign investments.

In addition to the principal investment strategies discussed above, FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on the performance of the underlying sector central funds in which it invests. The ability of the fund to meet its investment objective is directly related to its target asset allocation among underlying sector central funds and the ability of those funds to meet their investment objectives. If FMR's asset allocation strategy does not work as intended, the fund may not achieve its objective. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The fund is exposed to the risks associated with the underlying sector central funds in which it invests. Underlying funds may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. The fund bears all risks associated with underlying fund investments. The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following policy is fundamental, that is, subject to change only by shareholder approval:

The fund seeks capital growth.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in stocks.

Valuing Shares

The fund is open for business each day the NYSE is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing each class's NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.

Shares of underlying central funds are valued at their respective NAVs. The fund's NAV is calculated using the values of the underlying central funds in which it invests. Other assets (as well as assets held by an underlying non-money market central fund) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in FMR's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by FMR in accordance with applicable fair value pricing policies. For example, if, in FMR's opinion, a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by FMR in accordance with applicable fair value pricing policies. Assets held by an underlying money market central fund are valued on the basis of amortized cost.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

To the extent that underlying central fund assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some underlying central fund assets may not occur on days when the fund is open for business.

Additional Information about the Purchase and Sale of Shares

General Information

Subject to certain limited exceptions described below, the fund no longer accepts investments in Class B shares. Existing Class B shareholders may continue (i) to hold their Class B shares (including any Class B shares acquired pursuant to an exchange or the reinvestment of dividends and capital gain distributions), (ii) to exchange their Class B shares for Class B shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund, and (iii) to add to their accounts through the reinvestment of dividends and capital gain distributions paid on Class B shares (including through the Directed Dividends option), in each case until those Class B shares automatically convert to Class A shares under the existing conversion schedule. Any purchase order for Class B shares of the fund (other than pursuant to an exchange or the reinvestment of dividends and capital gain distributions) will be deemed to be a purchase order for Class A shares of the fund and will be subject to any applicable Class A front-end sales charge. For purposes of determining the applicable Class A sales charge, the value of a shareholder's account will be deemed to include the value of all applicable shares, including Class B shares, in all eligible accounts. For more information, please see the Fund Distribution section of the prospectus.

You may buy or sell Class A, Class T, Class B, Class C, or Institutional Class shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, Class C, or Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, Class C, or Institutional Class shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, Class C, or Institutional Class shares of the fund through a broker or other investment professional.

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Buying Shares

(For Class A, Class T, Class B, and Class C):

The price to buy one share of Class A or Class T is its offering price or its NAV, depending on whether you pay a front-end sales charge.

The price to buy one share of Class B or Class C is its NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a contingent deferred sales charge (CDSC) upon redemption.

If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.

The offering price of Class A or Class T is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class T's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class T is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Your investment professional can help you choose the class of shares that best suits your investment needs.

(For Institutional Class):

Institutional Class shares are offered to:

1. Employee benefit plans investing through an intermediary. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program;

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

5. Any state, county, or city, or any governmental instrumentality, department, authority or agency;

6. Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;

7. Qualified tuition programs for which FMR or an affiliate serves as investment manager, or mutual funds managed by Fidelity or other parties;

8. Non-U.S. public and private retirement programs and non-U.S. insurance companies, if approved by Fidelity;

9. Broker-dealer, registered investment adviser, insurance company, trust institution, and bank trust department health savings account programs; and

10. Destiny Planholders who exchange, or have exchanged, from Class O to Institutional Class of Fidelity Advisor funds.

The price to buy one share of Institutional Class is its NAV. Institutional Class shares are sold without a sales charge.

(For All Classes):

Your shares will be bought at the offering price or NAV, as applicable, next calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the offering price or NAV, as applicable, next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

There is no minimum balance or purchase minimum for (i) certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service, or (ii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Purchase and balance minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class A, Class T, Class B, or Class C is its NAV, minus any applicable CDSC. The price to sell one share of Institutional Class is its NAV.

Your shares will be sold at the NAV next calculated after your order is received in proper form, minus any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus any applicable CDSC. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address;
  When you are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund.

As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.

As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor C Class shares of Treasury Fund.

As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity funds that offer Advisor classes of shares or for shares of Fidelity funds.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the SAI or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Any exchanges of Class A, Class T, Class B, and Class C shares are not subject to a CDSC.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit www.advisor.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line): electronic money movement through the Automated Clearing House

• To transfer money between a bank account and your fund account.

• You can use electronic funds transfer to:

- Make periodic (automatic) purchases of shares.
- Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system • To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

• To make contributions from your fund account to your Fidelity Advisor IRA.

• To sell shares of a Fidelity money market fund and simultaneously to buy shares of a Fidelity fund that offers Advisor classes of shares.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your fund balance falls below $1,000 worth of shares for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable CDSC, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends Option. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Distribution

(For Class A, Class T, Class B, or Class C):

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares. This compensation may take the form of:

  sales charges and concessions
  distribution and/or service (12b-1) fees
  finder's fees
  payments for additional distribution-related activities and/or shareholder services payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary

These payments are described in more detail in this section and in the SAI.

You may pay a sales charge when you buy or sell your Class A, Class T, Class B, and Class C shares.

FDC collects the sales charge.

As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class T, Class B, and Class C shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.

The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

	Sales Charge

	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Less than $50,000B	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but less than $4,000,000	None	None	1.00%C
$4,000,000 but less than $25,000,000	None	None	0.50%C
$25,000,000 or more	None	None	0.25%C

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Purchases of $5.00 or less will not pay a sales charge.

C Certain conditions and exceptions apply. See "Finder's Fees" on page 49.

Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class T

	Sales Charge

	As a % of offering priceA	As an approximate % of net amount investedA	Investment professional concession as % of offering price
Less than $50,000	3.50%	3.63%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.50%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 or more	None	None	0.25%B

A The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B Certain conditions and exceptions apply. See "Finder's Fees" on page 49.

Investments in Class T shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class T shares of one fund for Class T shares of another Fidelity fund that offers Advisor classes of shares or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, your Class T shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Combined Purchase. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one intermediary.

Rights of Accumulation. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, (iii) Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund acquired by exchange from any Fidelity fund that offers Advisor classes of shares, (iv) Class O shares of Fidelity Advisor Diversified Stock Fund and Fidelity Advisor Capital Development Fund, and (v) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class T shares. The current value of your holdings will be added to your purchase of Class A or Class T shares for the purpose of qualifying for the Rights of Accumulation program. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one intermediary.

Letter of Intent. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter. Each Class A or Class T purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund that had been previously exchanged from a Fidelity fund that offers Advisor classes of shares), (ii) Class B and Class C shares of any Fidelity fund that offers Advisor classes of shares, (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iv) Class A Units (New and Old), Class B Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one intermediary. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.

Detailed information about these programs also is available on www.advisor.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class B shares may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase
Contingent Deferred Sales ChargeA
Less than 1 year	5%
1 year to less than 2 years	4%
2 years to less than 3 years	3%
3 years to less than 4 years	3%
4 years to less than 5 years	2%
5 years to less than 6 years	1%
6 years to less than 7 yearsB	0%

A The actual CDSC you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

B After a maximum of seven years, Class B shares will convert automatically to Class A shares of the fund.

When exchanging Class B shares of one fund for Class B shares of another Fidelity fund that offers Advisor classes of shares or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.

Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 4.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class A, Class T, Class B, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class T, Class B, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A or Class T shares:

1. Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts;

2. Purchased for an insurance company separate account;

3. Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;

4. Purchased with the proceeds of a redemption of Fidelity or Fidelity Advisor fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor fund shares;

5. Purchased with any proceeds of a distribution from a Fidelity recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program) that is rolled directly into a Fidelity Advisor IRA;

6. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

7. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts;

8. Purchased to repay a loan against Class A, Class T, or Class B shares held in the investor's Fidelity Advisor 403(b) program;

9. Purchased for health savings account programs by a broker-dealer, registered investment adviser, insurance company, trust institution, or bank trust department; or

10. (Applicable only to Class A purchases after October 23, 2009) Purchased by a shareholder who redeemed Destiny Plan assets and received the proceeds in the form of directly held shares of a Fidelity Advisor fund after September 30, 2008.

Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Class A's and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's front-end sales charge on purchases of $5.00 or less.

The CDSC may be waived on the redemption of shares (applies to Class A, Class T, Class B, and Class C, unless otherwise noted):

1. For disability or death;

2. From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) starting the year in which age 70 1/2 is attained;

3. For minimum required distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) starting the year in which age 70 1/2 is attained;

4. Through the Fidelity Advisor Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period;

5. (Applicable to Class A and Class T only) Held by insurance company separate accounts;

6. (Applicable to Class A and Class T only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian);

7. (Applicable to Class A and Class T only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase);

8. (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase; or

9. (Applicable to Class B only) From the Fidelity Advisor 403(b) program.

To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class T, Class B, or Class C CDSC waiver.

Information on sales charge reductions and waivers is available free of charge on www.advisor.fidelity.com.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class T shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 1.00% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class T share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class T shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund are not counted for this purpose unless acquired by exchange from any Fidelity fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts or managed account programs that charge an asset-based fee, or purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.

Reinstatement Privilege. If you have sold all or part of your Class A, Class T, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, or Class C shares , as applicable. If you have sold all or part of your Class B shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in Class A shares (without incurring a front-end sales charge) of the fund or another Fidelity fund that offers Advisor classes of shares at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption.

You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, or Class C shares had not been redeemed. To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Conversion Feature. After a maximum of seven years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.50% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Class T has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class T is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class T shares. Class T may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.25% of its average net assets throughout the month. Class T's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class T shareholders to do so.

FDC may reallow up to the full amount of this 12b-1 (distribution) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class T shares.

In addition, pursuant to the Class T plan, Class T pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class T's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class B has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class B is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of a class's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services. FMR, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class T, Class B, and Class C.

(For Institutional Class):

Intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for their services intended to result in the sale of Institutional Class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by FMR or an affiliate, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Institutional Class.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

(For All Classes):

Please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Exhibit 1

Form of Agreement and Plan of Reorganization of Fidelity Advisor Series I

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of _____, 2012, by and between Fidelity Advisor Series I, a Massachusetts business trust, on behalf of its series Fidelity Advisor Stock Selector All Cap Fund (the Acquired Fund), and Fidelity Capital Trust, a Massachusetts business trust, on behalf of its series Fidelity Stock Selector All Cap Fund (the Acquiring Fund). Fidelity Advisor Series I and Fidelity Capital Trust be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. The Acquiring Fund and the Acquired Fund may be referred to herein collectively as the "Funds" or each individually as the "Fund."

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for shares of beneficial interest in the Acquiring Fund (the Acquiring Fund Shares) and the assumption by the Acquiring Fund of the Acquired Fund's liabilities; and (b) the constructive distribution of such shares by the Acquired Fund pro rata to its shareholders in complete liquidation and termination of the Acquired Fund, all upon the terms and conditions set forth in this Agreement. The foregoing transactions are referred to herein as the "Reorganization."

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

(a) The Acquired Fund is a series of the Acquired Fund Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) The Acquired Fund Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) The Prospectuses and Statement of Additional Information of the Acquired Fund dated November 29, 2011, as supplemented, previously furnished to the Acquiring Fund, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to the Acquiring Fund;

(e) The Acquired Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of the Acquired Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of the Acquired Fund at September 30, 2011, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to the Acquiring Fund together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended March 31, 2012. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Acquired Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect the Acquired Fund's results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its Statement of Assets and Liabilities as of September 30, 2011 and those incurred in the ordinary course of the Acquired Fund's business as an investment company since September 30, 2011;

(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by the Acquiring Fund Trust on Form N-14 relating to the shares of the Acquiring Fund issuable hereunder and the proxy statement of the Acquired Fund included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to the Acquired Fund (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date (as defined in Section 6), the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used in this Agreement shall include the District of Columbia and Puerto Rico);

(j) The Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of the Acquired Fund's officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on September 30, 2012 and its subsequent taxable year ending on the Closing Date;

(l) All of the issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund in accordance with this Agreement;

(m) As of both the Valuation Time (as defined in Section 4) and the Closing Date, the Acquired Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. As of the Closing Date, subject only to the delivery of the Acquired Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Acquiring Fund will acquire the Acquired Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Acquiring Fund) and without any restrictions upon the transfer thereof; and

(n) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to approval by the shareholders of the Acquired Fund.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

(a) The Acquiring Fund is a series of the Acquiring Fund Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) The Acquiring Fund Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of the Acquiring Fund, dated November 29, 2011, as supplemented or amended, previously furnished to the Acquired Fund did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to the Acquired Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to the Acquired Fund;

(e) The Acquiring Fund is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of the Acquiring Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of the Acquiring Fund at September 30, 2011, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to the Acquired Fund together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended March 31, 2012. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Acquiring Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect the Acquiring Fund's results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its Statement of Assets and Liabilities as of September 30, 2011 and those incurred in the ordinary course of the Acquiring Fund's business as an investment company since September 30, 2011;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws;

(i) The Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of the Acquiring Fund's officers, are required to be filed by the Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on September 30, 2012 and for its subsequent taxable year that will include the Closing Date;

(k) As of the Closing Date, the shares of beneficial interest of the Acquiring Fund to be issued to the Acquired Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund's Statement of Additional Information) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to approval by the shareholders of the Acquired Fund;

(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to the Acquiring Fund, (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) The issuance of the Acquiring Fund Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

(o) All of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

(a) Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to assign, sell, convey, transfer, and deliver to the Acquiring Fund as of the Closing Date all of the assets of the Acquired Fund of every kind and nature existing on the Closing Date. The Acquiring Fund agrees in exchange therefor: (i) to assume all of the Acquired Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to the Acquired Fund the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred hereunder, less the value of the liabilities of the Acquired Fund, determined as provided for under Section 4.

(b) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, commodities and futures interests, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Acquiring Fund hereunder, and the Acquiring Fund will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include (except as otherwise provided for herein) all of the Acquired Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, the Acquired Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, the Acquired Fund will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Acquiring Fund Shares in exchange for such shareholders' shares of beneficial interest in the Acquired Fund and the Acquired Fund will be liquidated in accordance with the Acquired Fund's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on the Acquiring Fund's share transfer books in the names of the Acquired Fund shareholders and transferring the Acquiring Fund shares thereto. Each Acquired Fund shareholder's account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that shareholder. All outstanding Acquired Fund shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund's share transfer records. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with the Reorganization.

(e) Any reporting responsibility of the Acquired Fund is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than that of the registered holder on the Acquired Fund's books of the Acquired Fund shares constructively exchanged for the Acquiring Fund Shares shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

4. VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).

(b) As of the Closing Date, the Acquiring Fund will deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred hereunder less the liabilities of the Acquired Fund, determined as provided in this Section 4.

(c) The net asset value per share of the Acquiring Fund Shares to be delivered to the Acquired Fund, the value of the assets of the Acquired Fund transferred hereunder, and the value of the liabilities of the Acquired Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of the Acquiring Fund Shares and the value of the assets and liabilities of the Acquired Fund shall be computed in the manner set forth in the then-current Acquiring Fund Prospectus and Statement of Additional Information.

(e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR LLC, in accordance with its regular practice as pricing agent for the Acquired Fund and the Acquiring Fund.

5. FEES; EXPENSES.

(a) The Acquired Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement.

(b) Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to the Acquiring Fund will be borne by the Acquiring Fund.

(c) Each of the Acquiring Fund and the Acquired Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on October 26, 2012, or at some other time, date, and place agreed to by the Acquired Fund and the Acquiring Fund (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Acquired Fund and the net asset value per share of the Acquiring Fund is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF THE ACQUIRED FUND.

(a) The Acquired Fund agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation of the Acquired Fund.

(b) The Acquired Fund agrees that as soon as reasonably practicable after distribution of the Acquiring Fund Shares, the Acquired Fund shall be terminated as a series of the Acquired Fund Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Acquired Fund shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND.

(a) That the Acquired Fund furnishes to the Acquiring Fund a statement, dated as of the Closing Date, signed by an authorized officer of the Acquired Fund Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects and that the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That the Acquired Fund furnishes the Acquiring Fund with copies of the resolutions, certified by an authorized officer of the Acquired Fund Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund;

(c) That, on or prior to the Closing Date, the Acquired Fund will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of the Acquired Fund substantially all of the Acquired Fund's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

(d) That the Acquired Fund shall deliver to the Acquiring Fund at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on the Acquired Fund's behalf by its Treasurer or Assistant Treasurer;

(e) That the Acquired Fund's custodian shall deliver to the Acquiring Fund a certificate identifying the assets of the Acquired Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to the Acquiring Fund; (ii) the Acquired Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all applicable taxes (including stock transfer taxes, if any) in conjunction with the delivery of the assets, that the custodian has been notified are due, have been paid or provision for payment has been made;

(f) That the Acquired Fund's transfer agent shall deliver to the Acquiring Fund at the Closing a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

(g) That the Acquired Fund calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation and termination of the Acquired Fund;

(h) That the Acquired Fund delivers to the Acquiring Fund a certificate of an authorized officer of the Acquired Fund Trust, dated as of the Closing Date, that there has been no material adverse change in the Acquired Fund's financial position since September 30, 2011, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF THE ACQUIRED FUND.

(a) That the Acquiring Fund shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, certified by an authorized officer of the Acquiring Fund Trust, dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

(b) That the Acquiring Fund furnishes to the Acquired Fund a statement, dated as of the Closing Date, signed by an authorized officer of the Acquiring Fund Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects, and the Acquiring Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That the Acquired Fund shall have received an opinion of Dechert LLP, counsel to the Acquired Fund and the Acquiring Fund, to the effect that the Acquiring Fund shares are duly authorized and upon delivery to the Acquired Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by the Acquiring Fund (except as disclosed in the Acquiring Fund's Statement of Additional Information) and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, and including "no action" positions of such federal or state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Dechert LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund and the Acquired Fund, threatened by the Commission; and

(f) That the Acquiring Fund and the Acquired Fund shall have received an opinion of Dechert LLP satisfactory to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(i) The Reorganization will constitute a tax-free reorganization under Section 368(a) of the Code.

(ii) The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

(iii) The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

(iv) The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

(v) The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

(vi) The Acquiring Fund's holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(vii) The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares.

(viii) The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor.

(ix) An Acquired Fund shareholder's holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

(a) The Acquiring Fund and the Acquired Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) The Acquired Fund covenants that it is not acquiring the Acquiring Fund Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(c) The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares; and

(d) The Acquired Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law, and after the Closing Date, the Acquired Fund will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

The Acquiring Fund and the Acquired Fund may terminate this Agreement by mutual agreement. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of the Acquired Fund or the Acquiring Fund, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Acquiring Fund or the Acquired Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be paid to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

(c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

A copy of each Fund's Amended and Restated Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[Signature Lines Omitted]

Fidelity and Fidelity Advisor are registered service marks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.940890.100 AFSS-PXS-0612

Fidelity® Stock Selector All Cap Fund

Class/Ticker

Fidelity Stock Selector All Cap Fund/FDSSX

In this prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this prospectus.

Prospectus

November 29, 2011

Contents

Fund Summary	(Click Here)	Fidelity® Stock Selector All Cap Fund
Fund Basics	(Click Here)	Investment Details
	(Click Here)	Valuing Shares
Shareholder Information	(Click Here)	Additional Information about the Purchase and Sale of Shares
	(Click Here)	Exchanging Shares
	(Click Here)	Features and Policies
	(Click Here)	Dividends and Capital Gain Distributions
	(Click Here)	Tax Consequences
Fund Services	(Click Here)	Fund Management
	(Click Here)	Fund Distribution
Appendix	(Click Here)	Financial Highlights
	(Click Here)	Additional Information about the Index

Prospectus

Fund Summary

Fund/Class:
Fidelity® Stock Selector All Cap Fund/Fidelity Stock Selector All Cap Fund

Investment Objective

The fund seeks capital growth.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee (fluctuates based on the fund's performance relative to a securities market index)	0.52%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.28%
Total annual operating expenses	0.80%

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 82
3 years	$ 255
5 years	$ 444
10 years	$ 990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 9% (annualized) of the average value of its portfolio.

Prospectus

Fund Summary - continued

Principal Investment Strategies

  Normally investing at least 80% of assets in stocks.
  Normally investing primarily in common stocks.
  Allocating the fund's assets among Fidelity equity sector central funds (sector central funds) that provide exposure to different sectors of the U.S. stock market (at present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities). Sector central funds are specialized investment vehicles designed to be used by Fidelity funds.
  Through the sector central funds, investing in domestic and foreign issuers, and in "growth" and/or "value" stocks.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Information about the Index section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for updated return information.

Prospectus

Year-by-Year Returns

Calendar Years	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
	-14.38%	-21.26%	27.36%	9.88%	8.98%	13.14%	11.79%	-41.66%	28.81%	19.17%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	15.24%	June 30, 2009
Lowest Quarter Return	-24.39%	December 31, 2008
Year-to-Date Return	-13.71%	September 30, 2011

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Stock Selector All Cap Fund
Return Before Taxes	19.17%	2.52%	1.53%
Return After Taxes on Distributions	19.07%	2.25%	1.33%
Return After Taxes on Distributions and Sale of Fund Shares	12.59%	2.15%	1.28%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	15.06%	2.29%	1.41%

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. FMR Co., Inc. (FMRC), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Christopher Sharpe (lead co-manager) and Geoff Stein (lead co-manager) have managed the fund since November 2009.

Charlie Chai (co-manager), John Dowd (co-manager), John Harris (co-manager), Benjamin Hesse (co-manager), Robert Lee (co-manager), Kristina Salen (co-manager), Douglas Simmons (co-manager), Tobias Welo (co-manager), and Edward Yoon (co-manager) have managed the fund since November 2009.

Prospectus

Fund Summary - continued

Purchase and Sale of Shares

You may buy or sell shares of the fund through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share of the fund is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share of the fund is its NAV. Your shares will be sold at the NAV next calculated after your order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including retirement plan sponsors, administrators, or service-providers (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Basics

Investment Details

Investment Objective

The fund seeks capital growth.

Principal Investment Strategies

FMR normally invests at least 80% of the fund's assets in stocks. FMR normally invests the fund's assets primarily in common stocks.

FMR allocates the fund's assets among sector central funds that provide exposure to different sectors of the U.S. stock market. Sector central funds are specialized investment vehicles designed by Fidelity for use by Fidelity funds.

Each sector central fund is managed in an effort to outperform a different sector of the U.S. stock market. At present, these sectors include consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities.

FMR expects the fund's allocations to the sector central funds will approximate the sector weightings of the S&P 500® Index, a broadly diversified measure of the performance of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. While FMR may overweight or underweight one or more sectors from time to time, FMR expects the returns of the fund to be driven primarily by the security selections of the sector central funds.

FMR is not constrained by any particular investment style for the fund. At any given time, the sector central funds in which the fund invests may buy "growth" stocks or "value" stocks, or a combination of both. Additionally, the sector central funds are not limited to investing in securities of a specific market capitalization and may hold securities of large, medium and/or small capitalization companies.

The sector central funds are managed against U.S. benchmarks, but are not limited to U.S. stocks, and may make foreign investments.

In addition to the principal investment strategies discussed above, FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Prospectus

Fund Basics - continued

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on the performance of the underlying sector central funds in which it invests. The ability of the fund to meet its investment objective is directly related to its target asset allocation among underlying sector central funds and the ability of those funds to meet their investment objectives. If FMR's asset allocation strategy does not work as intended, the fund may not achieve its objective. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The fund is exposed to the risks associated with the underlying sector central funds in which it invests. Underlying funds may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. The fund bears all risks associated with underlying fund investments. The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Prospectus

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Smaller issuers can have more limited product lines, markets, or financial resources.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following policy is fundamental, that is, subject to change only by shareholder approval:

The fund seeks capital growth.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

The fund normally invests at least 80% of its assets in stocks.

Valuing Shares

The fund is open for business each day the NYSE is open.

The fund's NAV is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV. Fidelity calculates net asset value separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

Shares of underlying central funds are valued at their respective NAVs. The fund's NAV is calculated using the values of the underlying central funds in which it invests. Other assets (as well as assets held by an underlying non-money market central fund) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in FMR's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by FMR in accordance with applicable fair value pricing policies. For example, if, in FMR's opinion, a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by FMR in accordance with applicable fair value pricing policies. Assets held by an underlying money market central fund are valued on the basis of amortized cost.

Prospectus

Fund Basics - continued

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

To the extent that underlying central fund assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some underlying central fund assets may not occur on days when the fund is open for business.

Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the fund through a retirement account (such as an IRA or an account funded through salary deductions) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares of a fund through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of the fund through a non-Fidelity broker or other investment professional.

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Excessive Trading Policy

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Prospectus

Shareholder Information - continued

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in the fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Prospectus

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

Other Information about the Excessive Trading Policy

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of the fund is its NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the NAV next calculated after your investment is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

There is no minimum balance or purchase minimum for investments through Portfolio Advisory Services, a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts or from a Fidelity systematic withdrawal service. In addition, the fund may waive or lower purchase minimums in other circumstances.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Prospectus

Selling Shares

The price to sell one share of the fund is its NAV.

Your shares will be sold at the NAV next calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address;
  When you are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.

Prospectus

Shareholder Information - continued

  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Prospectus

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

• To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

• You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.
- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system • To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

• To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

• To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

• To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Prospectus

Shareholder Information - continued

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use certain regular investment plans.

If your fund balance falls below $2,000 worth of shares ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts) for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Prospectus

The fund normally pays dividends and capital gain distributions in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for shares of the fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Prospectus

Shareholder Information - continued

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2010, FMR had approximately $1.2 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

FMRC serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing certain types of investments for the fund.

FMRC is an affiliate of FMR. As of December 31, 2010, FMRC had approximately $658.7 billion in discretionary assets under management.

Other investment advisers assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2010, FMR U.K. had approximately $16.1 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR U.K. is an affiliate of FMR.
  FMR H.K., at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2010, FMR H.K. had approximately $2.7 billion in discretionary assets under management. Currently, FMR H.K. has day-to-day responsibility for choosing certain types of investments for the fund. FMR H.K. is an affiliate of FMR.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of FMR.

Christopher Sharpe is lead co-manager of the fund, which he has managed since November 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2002, Mr. Sharpe has worked as an asset allocation director and portfolio manager.

Geoff Stein is lead co-manager of the fund, which he has managed since November 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1994, Mr. Stein has worked as director of the Portfolio Analysis Group, director of Portfolio Strategy for Strategic Advisers, Inc., and as a portfolio manager.

The lead co-managers have primary responsibility for the day-to-day strategic oversight of the fund, including the coordination and implementation of the fund's sector allocation strategy, and monitoring the performance and security holdings of the sector central funds in which the fund invests. The co-managers named below manage the sector central funds and assist the lead co-managers in formulating the fund's sector allocation strategy.

Prospectus

Charlie Chai is co-manager of the fund, which he has managed since November 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Chai has worked as a research analyst and portfolio manager.

John Dowd is co-manager of the fund, which he has managed since November 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2005, Mr. Dowd has worked as a research analyst and portfolio manager.

John Harris is co-manager of the fund, which he has managed since November 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2006, Mr. Harris has worked as a research analyst and portfolio manager.

Benjamin Hesse is co-manager of the fund, which he has managed since November 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2005, Mr. Hesse has worked as a research analyst and portfolio manager.

Robert Lee is co-manager of the fund, which he has managed since November 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2001, Mr. Lee has worked as a research analyst and portfolio manager. He is also a member of FMR's Stock Selector Large Cap Group.

Kristina Salen is co-manager of the fund, which she has managed since November 2009. She also manages other Fidelity funds. Since joining Fidelity Investments in 2006, Ms. Salen has worked as a research analyst and portfolio manager.

Douglas Simmons is co-manager of the fund, which he has managed since November 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2003, Mr. Simmons has worked as a portfolio manager. He is also a member of FMR's Stock Selector Large Cap Group.

Tobias Welo is co-manager of the fund, which he has managed since November 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2005, Mr. Welo has worked as a research analyst and portfolio manager. He is also a member of FMR's Stock Selector Large Cap Group.

Edward Yoon is co-manager of the fund, which he has managed since November 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2006, Mr. Yoon has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Messrs. Sharpe, Stein, Chai, Dowd, Harris, Hesse, Lee, Simmons, Welo, Yoon, and Ms. Salen.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the S&P 500 Index.

Management fee	=	Basic fee	+/-	Performance adjustment

The basic fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For September 2011, the group fee rate was 0.26%. The individual fund fee rate is 0.30%.

The basic fee for the fiscal year ended September 30, 2011, was 0.56% of the fund's average net assets.

The performance adjustment rate is calculated monthly by comparing over the performance period the fund's performance to that of the S&P 500 Index.

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the class of shares of the fund offered through this prospectus.

The performance period is the most recent 36 month period.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The total management fee for the fiscal year ended September 30, 2011, was 0.52% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

FMR pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended September 30, 2011.

Prospectus

FMR may, from time to time, agree to reimburse a class for, or waive, management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes the fund's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail in this section and in the SAI.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the financial history of the fund's shares for the past 5 years. Certain information reflects financial results for a single share of the fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

	Eleven months ended September 30,	Years ended October 31,
	2011	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 23.68	$ 19.98	$ 18.79	$ 32.37	$ 27.24	$ 23.74
Income from Investment Operations
Net investment income (loss) D	.15	.16	.14	.20	.19	.16
Net realized and unrealized gain (loss)	(1.48)	3.69	1.27	(12.14)	5.10	3.46
Total from investment operations	(1.33)	3.85	1.41	(11.94)	5.29	3.62
Distributions from net investment income	(.14)	(.15)	(.22)	(.16)	(.13)	(.12)
Distributions from net realized gain	-	-	-	(1.48)	(.03)	-
Total distributions	(.14)	(.15)	(.22)	(1.64)	(.16)	(.12)
Net asset value, end of period	$ 22.21	$ 23.68	$ 19.98	$ 18.79	$ 32.37	$ 27.24
Total Return B,C	(5.68)%	19.35%	7.77%	(38.78)%	19.52%	15.29%
Ratios to Average Net Assets E,G
Expenses before reductions	.80% A	.87%	.87%	.93%	.87%	.88%
Expenses net of fee waivers, if any	.80% A	.87%	.87%	.93%	.87%	.88%
Expenses net of all reductions	.78% A	.86%	.87%	.93%	.87%	.87%
Net investment income (loss)	.64% A	.72%	.82%	.77%	.64%	.61%
Supplemental Data
Net assets, end of period (in millions)	$ 1,247	$ 730	$ 552	$ 698	$ 1,005	$ 853
Portfolio turnover rate F	9% A	147%H	109%	121%	91%	109%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses ranged from less than .01% to .01%.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Portfolio turnover rate excludes securities received or delivered in-kind.

Prospectus

Appendix - continued

Additional Information about the Index

S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-02841

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.765704.110 FSS-pro-1111

Fidelity Advisor Stock Selector All Cap Fund

(A Series of Fidelity Advisor Series I)

Fidelity Stock Selector All Cap Fund

(A Series of Fidelity Capital Trust)

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

June 18, 2012

This Statement of Additional Information (SAI), relates to the proposed acquisition of Fidelity Advisor Stock Selector All Cap Fund, a series of Fidelity Advisor Series I, by Fidelity Stock Selector All Cap Fund, a series of Fidelity Capital Trust. This SAI contains information that may be of interest to shareholders, but which is not included in the Proxy Statement which relates to the Reorganization. As described in the Proxy Statement, Fidelity Stock Selector All Cap Fund will acquire all of the assets of Fidelity Advisor Stock Selector All Cap Fund and assume all of Fidelity Advisor Stock Selector All Cap Fund's liabilities, in exchange solely for shares of beneficial interest in Fidelity Stock Selector All Cap Fund.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement. The Proxy Statement has been filed with the Securities and Exchange Commission and may be obtained, without charge, from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109.

This SAI consists of this cover page and the following described documents, each of which is incorporated herein by reference:

  The Prospectus of Fidelity Stock Selector All Cap Fund dated November 29, 2011, which was previously filed via EDGAR (Accession No. 0000035315-11-000230).
  The Statement of Additional Information of Fidelity Stock Selector All Cap Fund dated November 29, 2011, which was previously filed via EDGAR (Accession No. 0000035315-11-000230).
  The Prospectus (Class A, Class T, Class B, and Class C) of Fidelity Advisor Stock Selector All Cap Fund dated November 29, 2011, which was previously filed via EDGAR (Accession No. 0000035315-11-000231).
  The Supplement to the Prospectus (Class A, Class T, Class B, and Class C) of Fidelity Advisor Stock Selector All Cap Fund dated April 20, 2012, which was previously filed via EDGAR (Accession No. 0000722574-12-000162).
  The Prospectus (Institutional Class) of Fidelity Advisor Stock Selector All Cap Fund dated November 29, 2011, which was previously filed via EDGAR (Accession No. 0000035315-11-000231).
  The Supplement to the Prospectus (Institutional Class) of Fidelity Advisor Stock Selector All Cap Fund dated April 20, 2012, which was previously filed via EDGAR (Accession No. 0000722574-12-000162).
  The Statement of Additional Information of Fidelity Advisor Stock Selector All Cap Fund dated November 29, 2011, which was previously filed via EDGAR (Accession No. 0000035315-11-000231).
  The Financial Statements included in the Annual Report of Fidelity Stock Selector All Cap Fund for the fiscal year ended September 30, 2011, which was previously filed via EDGAR (Accession No. 0000035315-11-000227).
  The Financial Statements included in the Annual Report of Fidelity Advisor Stock Selector All Cap Fund for the fiscal year ended September 30, 2011, which was previously filed via EDGAR (Accession No. 0000035315-11-000228).
  The Unaudited Financial Statements included in the Semiannual Report of Fidelity Stock Selector All Cap Fund for the fiscal period ended March 31, 2012, which was previously filed via EDGAR (Accession No. [_______________]).
  The Unaudited Financial Statements included in the Semiannual Report of Fidelity Advisor Stock Selector All Cap Fund for the fiscal period ended March 31, 2012, which was previously filed via EDGAR (Accession No. [_______________]).

Attached hereto as Attachment 1 is the Statement of Additional Information of Fidelity Stock Selector All Cap Fund dated November 29, 2011. Attachment 2 contains additional information relating to Fidelity Stock Selector All Cap Fund shares to be received by Fidelity Advisor Stock Selector All Cap Fund shareholders as part of its Reorganization.

PRO FORMA FINANCIAL STATEMENTS

The Pro Forma Financial Statements for the Reorganization are provided on the following pages.

Attachment 1

Fidelity® Stock Selector All Cap Fund (FDSSX)

A Class of shares of Fidelity Stock Selector All Cap Fund

A Fund of Fidelity Capital Trust

STATEMENT OF ADDITIONAL INFORMATION

November 29, 2011

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated November 29, 2011, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

FSS-ptb-1111
1.932900.100

TABLE OF CONTENTS

PAGE
Investment Policies and Limitations	(Click Here)
Portfolio Transactions	(Click Here)
Valuation	(Click Here)
Buying, Selling, and Exchanging Information	(Click Here)
Distributions and Taxes	(Click Here)
Trustees and Officers	(Click Here)
Control of Investment Advisers	(Click Here)
Management Contract	(Click Here)
Proxy Voting Guidelines	(Click Here)
Distribution Services	(Click Here)
Transfer and Service Agent Agreements	(Click Here)
Description of the Trust	(Click Here)
Financial Statements	(Click Here)
Fund Holdings Information	(Click Here)
Appendix	(Click Here)

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, Fidelity Management & Research Company (FMR) looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

For the fund's limitations on futures and options transactions, see the section entitled "Futures, Options, and Swaps" on page (Click Here).

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

Fidelity® Stock Selector All Cap Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying sector central fund. An underlying sector central fund may invest in the same or other types of instruments and its adviser, FMR Co., Inc. (FMRC), may employ the same or other types of techniques. Fidelity Stock Selector All Cap Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying sector central fund, in proportion to the amount of assets that the fund allocates to that underlying sector central fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Fidelity Stock Selector All Cap Fund or an underlying sector central fund, and references to "an adviser" or "the adviser" may relate to the adviser or a sub-adviser of Fidelity Stock Selector All Cap Fund, or an adviser of an underlying sector central fund.

Affiliated Bank Transactions. A Fidelity fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees to Fidelity. The investment results of the portions of a Fidelity fund's assets invested in the central funds will be based upon the investment results of those funds.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Companies "Principally Engaged" in a Designated Business Activity. For purposes of a Fidelity fund's policy to normally invest at least 80% of its assets in securities of companies principally engaged in the business activity or activities identified for the fund, FMR may consider a company to be principally engaged in the designated business activity or activities if: (i) at least a plurality of a company's assets, income, sales, or profits are committed to, derived from, or related to the designated business activity or activities, or (ii) a third party has given the company an industry or sector classification consistent with the designated business activity or activities.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments, selected to track a particular index or other benchmark.

Typically, ETF shares are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks (typically, 50,000 shares) often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities, or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede the ETN's ability to track its index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. These instruments are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Fund's Rights as an Investor. Fidelity funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The fund's proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies.

Fidelity Stock Selector All Cap Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The limitations on the fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, some are based on commodities or commodities indices (for funds that seek commodities exposure), and some are based on indices of securities prices (including foreign indices for funds that seek foreign exposure). Futures on indices and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, indices of securities or commodities prices, and futures contracts (including commodity futures contracts). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, or indices). The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund.

Under the supervision of the Board of Trustees, a Fidelity fund's adviser determines the liquidity of the fund's investments and, through reports from the fund's adviser, the Board monitors investments in illiquid securities.

Various factors may be considered in determining the liquidity of a fund's investments, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indices. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Investments by Funds of Funds or Other Large Shareholders. Certain funds and accounts that are managed by FMR or its affiliates (including funds of funds) invest in other funds and may at times have substantial investments in one or more other funds.

A fund may experience large redemptions or investments due to transactions in fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a fund's performance. In the event of such redemptions or investments, a fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a fund's brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of a fund's shares, a large redemption by a fund of funds could cause actual expenses to increase, or could result in the fund's current expenses being allocated over a smaller asset base, leading to an increase in the fund's expense ratio. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For a Fidelity fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Reforms and Government Intervention in the Financial Markets. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of the 2008 economic downturn led the U.S. Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Reforms are ongoing and their effects are uncertain. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments.

The value of a fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government or foreign governments will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Fidelity fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies may be limited by federal securities laws.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. Fidelity Stock Selector All Cap Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. To the extent that FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.

FMR or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of open-end investment companies (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

FMR or its affiliates generally have authority to select securities brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting securities brokers, including affiliates of FMR, to execute the fund's portfolio securities transactions, FMR or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FMR's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, FMR or its affiliates may choose to execute an order using ECNs, including algorithmic trading, crossing networks, direct market access and program trading, or by actively working an order. Other possibly relevant factors may include, but are not limited to, the following: price; the size and type of the securities transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with FMR or its affiliates; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding or lessening market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

The trading desks through which FMR or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.

In seeking best qualitative execution for portfolio securities transactions, FMR or its affiliates may select a broker that uses a trading method, including algorithmic trading, for which the broker may charge a higher commission than its lowest available commission rate. FMR or its affiliates also may select a broker that charges more than the lowest available commission rate available from another broker. FMR or its affiliates may execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FMR or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM. FMR or its affiliates may choose to execute futures transactions electronically.

FMR may enter into trading services agreements with its affiliates to facilitate transactions in non-United States markets. Therefore, transactions in overseas markets may be executed by FMR's affiliates.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of FMR) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FMR or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FMR or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FMR's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, brokerage and research products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although FMR or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services, they may use commission dollars to obtain certain products or services that are not used exclusively in FMR's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FMR or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to FMR. FMR's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. To minimize the potential for conflicts of interest, the trading desks through which FMR or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities. Furthermore, certain of the brokerage and research products and services that FMR or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FMR or its affiliates or have no explicit cost associated with them. In addition, FMR or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

FMR's Decision-Making Process. In connection with the allocation of fund brokerage, FMR or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FMR or its affiliates, viewed in terms of the particular transaction for the fund or FMR's or its affiliates' overall responsibilities to the fund or other investment companies and investment accounts for which FMR or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit the fund. While FMR or its affiliates may take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FMR or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which FMR or its affiliates have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FMR or its affiliates.

Research Contracts. FMR or its affiliates have arrangements with certain third-party research providers and brokers through whom FMR or its affiliates effect fund trades, whereby FMR or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FMR or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FMR or its affiliates, or that may be available from another broker. FMR or its affiliates view hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and used to pay fund expenses, as described below, will decrease. FMR's or its affiliates' determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on FMR's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Commission Recapture

FMR or its affiliates may allocate brokerage transactions to brokers (who are not affiliates of FMR) who have entered into arrangements with FMR or its affiliates under which the broker, using a predetermined methodology, rebates a portion of the compensation paid by a fund to offset that fund's expenses. Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

FMR or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS), with whom they are under common control, provided FMR or its affiliates determine that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, FMR or its affiliates may place trades with brokers that use NFS as a clearing agent.

The Trustees of the fund have approved procedures whereby the fund may purchase securities that are offered in underwritings in which an affiliate of FMR or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-United States securities transactions, FMR or its affiliates may effect spot foreign currency transactions with foreign currency dealers.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal period November 1, 2010 to September 30, 2011, and the fiscal years ended October 31, 2010 and 2009, the fund's portfolio turnover rates were 9% (annualized), 147%, and 109%, respectively. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in FMR's investment outlook.

The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal period November 1, 2010 to September 30, 2011, and for the fiscal years ended October 31, 2010, 2009, and 2008. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fiscal Year Ended September 30	Dollar Amount	Percentage of Average Net Assets
2011A	$ 870	0.00%
2010B	$ 1,532,044	0.22%
2009B	$ 1,017,122	0.19%
2008B	$ 1,262,376	0.13%

A For the fiscal period November 1, 2010 to September 30, 2011.

B For the fiscal year ended October 31.

During the fiscal period November 1, 2010 to September 30, 2011, and the fiscal years ended October 31, 2010, 2009, and 2008, the fund paid brokerage commissions of $0, $27,641, $17,874, and $22,186, respectively, to NFS. NFS is paid on a commission basis.

During the fiscal period November 1, 2010 to September 30, 2011, the fund paid no brokerage commissions to firms for providing research or brokerage services. During the twelve-month period ended June 30, 2011, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The class's NAV is the value of a single share. The NAV of the class is computed by adding the class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation oversight responsibilities to FMR. FMR has established the FMR Fair Value Committee (FMR Committee) to fulfill these oversight responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by the fund are valued at their respective NAVs.

Portfolio securities and assets held by an underlying money market central fund are valued on the basis of amortized cost. Generally, other portfolio securities and assets held by the fund, as well as portfolio securities and assets held by an underlying non-money market central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the New York Stock Exchange (NYSE) using the last quoted bid price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the FMR Committee, are deemed unreliable will be fair valued in good faith by the FMR Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the FMR Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the FMR Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the FMR Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

The fund may invest a substantial amount of its assets in one or more series of central funds. For federal income tax purposes, certain central funds ("partnership central funds") intend to be treated as partnerships that are not "publicly traded partnerships" and, as a result, will not be subject to federal income tax. A fund, as an investor in a partnership central fund, will be required to take into account in determining its federal income tax liability its share of the partnership central fund's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the partnership central fund.

A partnership central fund will allocate at least annually among its investors, including the fund, each investor's share of the partnership central fund's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

Dividends. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the fund's income will qualify for the deduction. A portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

Capital Gain Distributions. The fund's long-term capital gain distributions, including amounts attributable to an underlying sector central fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

As of September 30, 2011, the fund had an aggregate capital loss carryforward of approximately $187,603,576. This loss carryforward, of which $52,632,693 and $134,970,883 will expire on September 30, 2016 and 2017, respectively, is available to offset future capital gains. Under provisions of the Internal Revenue Code and related regulations, a fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Standing Committees of the Fund's Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 10 standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair and Mr. Stavropoulos serving as Vice Chair. The committee normally meets eight times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the 12 month period ended September 30, 2011, the committee held 14 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee. During the 12 month period ended September 30, 2011, the committee held three meetings.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Lacy, and Wiley) and the Equity II Committee (composed of Messrs. Stavropoulos (Chair), Lautenbach, Mauriello, and Thomas). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the 12 month period ended September 30, 2011, each Fund Oversight Committee held 15 meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Stavropoulos, and Thomas, and Ms. Small. Mr. Lautenbach alternates his attendance of committee meetings with his attendance of Audit Committee meetings. The committee normally meets eight times a year, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder's fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the 12 month period ended September 30, 2011, the Shareholder, Distribution and Brokerage Committee held seven meetings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Lacy, and Wiley. Mr. Lautenbach alternates his attendance of committee meetings with his attendance of Shareholder, Distribution, and Brokerage Committee meetings. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer (CFO), with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the 12 month period ended September 30, 2011, the committee held six meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair) and Stavropoulos. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the 12 month period ended September 30, 2011, the committee held nine meetings.

The Compliance Committee is composed of Messrs. Wiley (Chair), Lautenbach, and Mauriello. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a CCO of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the 12 month period ended September 30, 2011, the committee held six meetings.

The Proxy Voting Committee is composed of Messrs. Thomas (Chair), Dirks, and Wiley. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the 12 month period ended September 30, 2011, the committee held two meetings.

The Research Committee is composed of Messrs. Lacy (Chair) and Thomas, and Ms. Small. The Committee will meet as needed. The Committee's purpose is to assess the quality of the investment research available to FMR's investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR's internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR's research function. During the 12 month period ended September 30, 2011, the committee held six meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2010 (or as of February 28, 2011, for Mr. O'Hanley, Trustee as of January 1, 2011, and as of August 31, 2011, for Mr. Selander, Trustee as of September 1, 2011).

Interested Trustees

DOLLAR RANGE OF FUND SHARES	James C. Curvey	Ronald P. O'Hanley
Fidelity Stock Selector All Cap Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Alan J. Lacy	Ned C. Lautenbach	Joseph Mauriello	Robert W. Selander
Fidelity Stock Selector All Cap Fund	$50,001 - $100,000	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Cornelia M. Small	William S. Stavropoulos	David M. Thomas	Michael E. Wiley
Fidelity Stock Selector All Cap Fund	none	none	none	$50,001 - $100,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal period between November 1, 2010 and September 30, 2011, or calendar year ended December 31, 2010, as applicable.

Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Alan J. Lacy	Ned C. Lautenbach	Joseph Mauriello	Robert W. Selander[2]

Fidelity Stock Selector All Cap Fund	$ 585	$ 527	$ 658	$ 568	$ 301
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 436,500	$ 396,000	$ 496,000	$ 427,500	$ 0
AGGREGATE COMPENSATION FROM A FUND	Cornelia M. Small	William S. Stavropoulos	David M. Thomas	Michael E. Wiley
Fidelity Stock Selector All Cap Fund	$ 515	$ 586	$ 524	$ 532
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 396,000	$ 444,500	$ 392,500	$ 399,000

1 Edward C. Johnson 3d, James C. Curvey, Ronald P. O'Hanley, and Peter S. Lynch are interested persons and are compensated by FMR.

2 For the period May 1, 2011 through August 31, 2011, Mr. Selander served as a Member of the Advisory Board. Effective September 1, 2011, Mr. Selander serves as a Member of the Board of Trustees.

A Reflects compensation received for the calendar year ended December 31, 2010 for 219 funds of 29 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $283,922; Cornelia M. Small, $175,000; William S. Stavropoulos, $200,000; and Michael E. Wiley, $180,000.

As of September 30, 2011, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.

As of September 30, 2011, the following owned of record and/or beneficially 5% or more of each class's outstanding shares:

Class Name	Owner Name	City	State	Ownership %
Fidelity Stock Selector All Cap Fund*	New Hampshire Higher Education Savings Plan	Boston	MA	6.12%
Fidelity Stock Selector All Cap Fund*	New Hampshire Higher Education Savings Plan	Boston	MA	5.29%
Fidelity Stock Selector All Cap Fund: Class K	Markel Corporation	Glen Allen	VA	20.27%
Fidelity Stock Selector All Cap Fund: Class K	Dinsmore & Shohl	Cincinnati	OH	9.14%
Fidelity Stock Selector All Cap Fund: Class K	Mitre Corporation	Bedford	MA	5.13%

* The ownership information shown above is for a class of shares of the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Inc. (FMR Japan), and FMRC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMRC, FMR U.K., FMR H.K., FMR Japan (the Investment Advisers), FDC, and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of the S&P 500® Index.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426	1,450.2536
711	-		782.2389	1,500.2523
782	-		860.2352	1,550.2510
860	-		946.2315	1,600.2497
946	-		1,041.2278	1,650.2484
1,041	-		1,145.2241	1,700.2472
1,145	-		1,260.2204	1,750.2460
1,260	-		1,386.2167	1,800.2449
1,386	-		1,525.2130	1,850.2438
1,525	-		1,677.2093	1,900.2427
1,677	-		1,845.2056	1,950.2417
Over			1,845.2019	2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,254 billion of group net assets - the approximate level for September 2011 - was 0.2596%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,254 billion.

The fund's individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for September 2011, the fund's annual basic fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Basic Fee Rate
Fidelity Stock Selector All Cap Fund	0.2596%	+	0.3000%	=	0.5596%

One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for Fidelity Stock Selector All Cap Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the S&P 500® Index for Fidelity Stock Selector All Cap Fund. The performance period consists of the most recent month plus the previous 35 months.

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund.

The performance comparison is made at the end of each month.

Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to the fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The performance of the class is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the class are treated as if reinvested in that class's shares at the NAV as of the record date for payment.

The record of the S&P 500 Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the S&P 500 Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

For the fiscal period November 1, 2010 to September 30, 2011, and the fiscal years ended October 31, 2010, 2009, and 2008, the fund paid FMR management fees of $5,157,636, $3,784,927, $2,852,760, and $6,570,146, respectively. The amount of these management fees includes both the basic fee and the amount of the performance adjustment, if any. For the fiscal period November 1, 2010 to September 30, 2011 and the fiscal years ended October 31, 2010 and 2009, the downward performance adjustments amounted to $319,604, $152,829, and $247,659, respectively. For the fiscal year ended October 31, 2008, the upward performance adjustments amounted to $1,043,779.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the class's returns, and repayment of the reimbursement by the class will decrease its returns.

Sub-Adviser - FMRC. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing certain types of investments for the fund. Under the terms of the sub-advisory agreement for the fund, FMR, and not the fund, pays FMRC's fees.

Sub-Advisers - FMR U.K., FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR H.K., and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

Currently, FMR H.K. has day-to-day responsibility for choosing certain types of investments for the fund.

Christopher Sharpe is lead co-manager of Fidelity Stock Selector All Cap Fund and receives compensation for his services. Geoff Stein is lead co-manager of Fidelity Stock Selector All Cap Fund and receives compensation for his services. As of September 30, 2011, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each lead co-manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The components of each lead co-manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by FMR) assigned to each fund or account, and (ii) the investment performance of other funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of Fidelity Stock Selector All Cap Fund is based on the fund's pre-tax investment performance relative to the performance of the S&P 500 Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Sharpe as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	95	162	3
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 151,964	$ 15,527	$ 477
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 1,847	none	none

* Includes Fidelity Stock Selector All Cap Fund ($1,281 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of September 30, 2011, the dollar range of shares of Fidelity Stock Selector All Cap Fund beneficially owned by Mr. Sharpe was none.

The following table provides information relating to other accounts managed by Mr. Stein as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	1	13
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 17,074	$ 8	$ 17,972
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 1,847	none	none

* Includes Fidelity Stock Selector All Cap Fund ($1,281 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of September 30, 2011, the dollar range of shares of Fidelity Stock Selector All Cap Fund beneficially owned by Mr. Stein was $100,001-$500,000.

Robert Lee is co-manager of Fidelity Stock Selector All Cap Fund and does not receive compensation for his services to this fund. Douglas Simmons is co-manager of Fidelity Stock Selector All Cap Fund and does not receive compensation for his services to this fund. As of September 30, 2011, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Charlie Chai is co-manager of Fidelity Stock Selector All Cap Fund and does not receive compensation for his services to this fund. As of September 30, 2011, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Lee as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$ 6,615	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 1,385	none	none

* Includes Fidelity Stock Selector All Cap Fund ($152 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of September 30, 2011, the dollar range of shares of Fidelity Stock Selector All Cap Fund beneficially owned by Mr. Lee was $10,001-$50,000.

The following table provides information relating to other accounts managed by Mr. Simmons as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	5	none	none
Assets Managed (in millions)	$ 4,554	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 1,762	none	none

* Includes Fidelity Stock Selector All Cap Fund ($51 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of September 30, 2011, the dollar range of shares of Fidelity Stock Selector All Cap Fund beneficially owned by Mr. Simmons was $10,001-$50,000.

The following table provides information relating to other accounts managed by Mr. Chai as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 4,613	none	$ 9
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 349	none	none

* Includes Fidelity Stock Selector All Cap Fund ($243 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of September 30, 2011, the dollar range of shares of Fidelity Stock Selector All Cap Fund beneficially owned by Mr. Chai was none.

John Dowd, John Harris, Benjamin Hesse, Kristina Salen, Tobias Welo and Edward Yoon are co-managers of Fidelity Stock Selector All Cap Fund. Each of these co-managers receives compensation for his or her services as a research analyst and as a portfolio manager under a single compensation plan, but none of these co-managers receives compensation for his or her services to this fund. Research analysts who also manage sector funds, such as the equity sector Central Funds, are referred to as sector fund managers. As of September 30, 2011, each sector fund manager's compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each sector fund manager's compensation may be deferred based on criteria established by FMR or at the election of the sector fund manager.

Each sector fund manager's base salary is determined primarily by level of experience and skills, and performance as a research analyst and sector fund manager at FMR or its affiliates. A portion of each sector fund manager's bonus relates to his or her performance as a research analyst and is based on the Director of Research's assessment of the research analyst's performance and may include factors such as portfolio manager survey-based assessments, which relate to analytical work and investment results within the relevant sector(s) and impact on other equity funds and accounts as a research analyst, and the research analyst's contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of each sector fund manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, (ii) the pre-tax investment performance of the research analyst's recommendations measured against a benchmark index corresponding to the research analyst's assignment universe and against a broadly diversified equity index, and (iii) the investment performance of other FMR equity funds and accounts within each sector fund manager's designated sector team. The pre-tax investment performance of each sector fund manager's fund(s) and account(s) is weighted according to the sector fund manager's tenure on those fund(s) and account(s). The component of the bonus relating to the Director of Research's assessment is calculated over a one-year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with each sector fund manager's tenure, but that eventually encompasses rolling periods of up to five years. Each sector fund manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, sector fund managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A sector fund manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a sector fund manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A sector fund manager's base pay and bonus opportunity tend to increase with the sector fund manager's level of experience and skills relative to research and fund assignments. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a sector fund manager must allocate his or her time and investment ideas across multiple funds and accounts. In addition, a sector fund's trade allocation policies and procedures may give rise to conflicts of interest if the sector fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR. A sector fund manager may execute transactions for another fund or account that may adversely impact the value of securities held by a sector fund. Securities selected for other funds or accounts may outperform the securities selected for the sector fund. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics. Furthermore, the potential exists that a sector fund manager's responsibilities as a portfolio manager of a sector fund may not be entirely consistent with his or her responsibilities as a research analyst providing recommendations to other Fidelity portfolio managers.

The following table provides information relating to other accounts managed by Mr. Dowd as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 4,997	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 218	none	none

* Includes Fidelity Stock Selector All Cap Fund ($152 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

The following table provides information relating to other accounts managed by Mr. Harris as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 1,039	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 171	none	none

* Includes Fidelity Stock Selector All Cap Fund ($120 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

The following table provides information relating to other accounts managed by Mr. Hesse as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 1,961	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 284	none	none

* Includes Fidelity Stock Selector All Cap Fund ($196 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

The following table provides information relating to other accounts managed by Ms. Salen as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 745	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 59	none	none

* Includes Fidelity Stock Selector All Cap Fund ($40 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

The following table provides information relating to other accounts managed by Mr. Welo as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 3,053	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 248	none	none

* Includes Fidelity Stock Selector All Cap Fund ($170 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

The following table provides information relating to other accounts managed by Mr. Yoon as of September 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$ 4,704	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 227	none	none

* Includes Fidelity Stock Selector All Cap Fund ($157 (in millions) assets managed with performance-based advisory fees). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of September 30, 2011, the dollar range of shares of Fidelity Stock Selector All Cap Fund beneficially owned by each sector fund manager was as follows:

Manager	Dollar Range of Shares
John Dowd	$100,001-$500,000
John Harris	$10,001-$50,000
Benjamin Hesse	None
Kristina Salen	None
Tobias Welo	$10,001-$50,000
Edward Yoon	None

PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines were established by the Board of Trustees of the Fidelity funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I. General Principles

A. Voting of shares will be conducted in a manner consistent with the best interests of Fidelity Fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

B. FMR Investment Proxy Research votes proxies. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

D. Non-routine proposals will generally be voted in accordance with the Guidelines.

E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to the appropriate Fidelity Fund Board Committee or its designee.

F. FMR will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of the Guidelines and, where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.

I. Where a management-sponsored proposal is inconsistent with the Guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

B. Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D. Sunset Provision - a condition in a charter or plan that specifies an expiration date.

E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

G. Large-Capitalization Company - a company included in the Russell 1000® stock index.

H. Small-Capitalization Company - a company not included in the Russell 1000® stock index that is not a Micro-Capitalization Company.

I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

J. Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III. Directors

A. Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:

1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a. The Poison Pill includes a Sunset Provision of less than five years;

b. The Poison Pill includes a Permitted Bid Feature;

c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2. The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4. Executive compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as: (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a Golden Parachute without shareholder approval.

5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

7. The board is not composed of a majority of independent directors.

B. Indemnification

FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C. Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D. Majority Director Elections

FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

A. Executive Compensation

1. Advisory votes on executive compensation

a. FMR will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account such factors as, among other things, (i) whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent compensation consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restriction; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval.

b. FMR will generally vote against proposals to ratify Golden Parachutes.

2. Frequency of advisory vote on executive compensation

FMR will generally support annual advisory votes on executive compensation.

B. Equity award plans (including stock options, restricted stock awards, and other stock awards).

FMR will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

1. (a) The company's average three year burn rate is greater than 1.5% for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the burn rate is acceptable.

2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3. In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

FMR will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with Guideline 3 immediately above, the following two conditions are met:

a. The shares are granted by a compensation committee composed entirely of independent directors; and

b. The shares are limited to 5% (Large-Capitalization Company) and 10% (Small- or Micro-Capitalization Company) of the shares authorized for grant under the plan.

4. The plan includes an Evergreen Provision.

5. The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

C. Equity Exchanges and Repricing

FMR will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D. Employee Stock Purchase Plans

FMR will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

E. Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

F. Bonus Plans and Tax Deductibility Proposals

FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A. The Poison Pill includes the following features:

1. A Sunset Provision of no greater than five years;

2. Linked to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a Permitted Bid Feature; and

5. Allows the Fidelity Funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C. It is a fair price amendment that considers a two-year price history or less.

FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions unless:

D. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

E. In the case of proposals regarding shareholders' rights to call special meetings, FMR generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

VI. Capital Structure/Incorporation

A. Increases in Common Stock

FMR will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B. New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

C. Cumulative Voting Rights

FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D. Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E. Incorporation or Reincorporation in Another State or Country

FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Shares of Investment Companies

A. When a Fidelity Fund invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FMR will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting"). FMR may choose not to vote if "echo voting" is not operationally feasible.

B. Certain Fidelity Funds may invest in shares of underlying Fidelity Funds which are held exclusively by Fidelity Funds or accounts managed by an FMR or an affiliate. FMR will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII. Other

A. Voting Process

FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B. Regulated Industries

Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no fund or group of funds has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including retirement plan sponsors, administrators, and service-providers (including affiliates of FDC). A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services for shares of the fund.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of each class's average daily net assets. The position fees are subject to increase based on postage rate changes.

The asset-based fees are subject to adjustment in any month in which the total return of the S&P 500 Index exceeds a positive or negative 15% from a pre-established base value.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, or a fund of funds' assets that is invested in the fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares of the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0389% of the first $500 million of average net assets, 0.0275% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

Pricing and bookkeeping fees paid by the fund to FSC for the fiscal period November 1, 2010 to September 30, 2011, and the past three fiscal years are shown in the following table.

Fund	2011A	2010B	2009B	2008B
Fidelity Stock Selector All Cap Fund	$ 322,597	$ 254,792	$ 211,987	$ 329,784

A From the fiscal period November 1, 2010 to September 30, 2011.

B From the fiscal year ended October 31.

Payments made by the fund to FSC for securities lending for the fiscal period November 1, 2010 to September 30, 2011, and the past three fiscal years are shown in the following table.

Fund	2011A	2010B	2009B	2008B
Fidelity Stock Selector All Cap Fund	$ 0	$ 294	$ 447	$ 2,753

A From the fiscal period November 1, 2010 to September 30, 2011.

B From the fiscal year ended October 31.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Stock Selector All Cap Fund is a fund of Fidelity Capital Trust, an open-end management investment company created under an initial declaration of trust dated May 31, 1978. On July 1, 2010, Fidelity Stock Selector All Cap Fund changed its name from Fidelity Stock Selector Fund to Fidelity Stock Selector All Cap Fund. Currently, there are six funds offered in the trust: Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, Fidelity Focused Stock Fund, Fidelity Stock Selector All Cap Fund, Fidelity Stock Selector Small Cap Fund, and Fidelity Value Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, the fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal period ended September 30, 2011, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings, including its top ten holdings, monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

The fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on Fidelity's web site 15 or more days after the calendar quarter-end.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of the fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Thomson Vestek (full holdings, as of the end of the calendar quarter, 15 calendar days after the calendar quarter-end); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); Moody's Investors Service, Inc. (full holdings monthly, (generally as of the last Friday of each month), generally the first Friday of the following month); Anacomp Inc. (full or partial holdings daily, on the next business day); and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

Attachment 2

INFORMATION APPLICABLE TO CLASS A, CLASS T, CLASS B, CLASS C, AND INSTITUTIONAL CLASS
OF FIDELITY STOCK SELECTOR ALL CAP FUND

BUYING, SELLING, AND EXCHANGING INFORMATION

In addition to the exchange privileges listed in the fund's prospectus, the fund offers the privilege of moving between certain share classes of the same fund, as detailed below. Such transactions are subject to minimum investment limitations and other eligibility requirements of the applicable class of shares of a fund, and may be subject to applicable sales loads. An exchange between share classes of the same fund generally is a non-taxable event.

Class A: Shares of Class A may be exchanged for Institutional Class shares of the same fund.

Class T: Shares of Class T may be exchanged for Class A (on a load-waived basis) or Institutional Class shares of the same fund.

Class B: Shares of Class B may be exchanged for Class A, Class T, or Institutional Class shares of the same fund.

Class C: Shares of Class C may be exchanged for Class A, Class T, or Institutional Class shares of the same fund.

Institutional Class: Shares of Institutional Class may be exchanged for Class A shares of the same fund if you are no longer eligible for Institutional Class.

The fund may terminate or modify its exchange privileges in the future.

CONTROL PERSONS

As of the public offering of shares of Class A, Class T, Class B, Class C, and Institutional Class of Fidelity Stock Selector All Cap Fund, 100% of each class's total outstanding shares was held by FMR or an FMR affiliate. FMR Corp. is the ultimate parent company of FMR and these FMR affiliates. By virtue of his ownership interest in FMR Corp., Mr. Edward C. Johnson 3d, Trustee, may be deemed to be a beneficial owner of these shares.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of the S&P 500® Index.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426	1,450.2536
711	-		782.2389	1,500.2523
782	-		860.2352	1,550.2510
860	-		946.2315	1,600.2497
946	-		1,041.2278	1,650.2484
1,041	-		1,145.2241	1,700.2472
1,145	-		1,260.2204	1,750.2460
1,260	-		1,386.2167	1,800.2449
1,386	-		1,525.2130	1,850.2438
1,525	-		1,677.2093	1,900.2427
1,677	-		1,845.2056	1,950.2417
Over			1,845.2019	2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left.

The fund's individual fund fee rate is 0.30%.

One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for the fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the S&P 500® Index. The performance period consists of the most recent month plus the previous 35 months.

If the Trustees determine that another index is appropriate for the fund, they may designate a successor index to be substituted, when permitted by applicable law.

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of the retail class of the fund. To the extent that Class A, Class T, Class B, Class C, and Institutional Class, have higher expenses, this could result in Class A, Class T, Class B, Class C, and Institutional Class bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance comparison is made at the end of each month.

Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to the fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The performance of a class is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the class are treated as if reinvested in that class's shares at the NAV as of the record date for payment.

The record of the S&P 500 Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the S&P 500 Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns, and repayment of the reimbursement by a class will decrease its returns.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C, and Institutional Class of the fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C, and Institutional Class and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

The Rule 12b-1 Plan adopted for Class A, Class T, Class B, and Class C of the fund is described in the prospectus for that class.

Under the Institutional Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Institutional Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. In addition, the Institutional Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class shares.

Under the Class A, Class T, Class B, and Class C Plans, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan. The Class A, Class T, Class B, and Class C Plans specifically recognize that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class T, Class B, and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries, including banks, broker-dealers, and other service-providers (who may be affiliated with FMR or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B, and Class C shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that the Institutional Class Plan does not authorize payments by Institutional Class of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of class shares, additional sales of class shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Class A, Class T, Class B, and Class C Plans do not provide for specific payments by Class A, Class T, Class B, and Class C of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

In addition to the distribution and/or service fees paid by FDC to intermediaries, including affiliates of FDC, shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the Advisor funds and the Advisor classes of shares. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the fund on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to all intermediaries in the aggregate currently will not exceed 0.05% of the total assets of the Advisor funds and the Advisor classes of shares on an annual basis. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services for each class of the fund.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of each class's average daily net assets. The position fees are subject to increase based on postage rate changes.

The asset-based fees are subject to adjustment in any month in which the total return of the S&P 500 Index exceeds a positive or negative 15% from a pre-established base value.

FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate, and in each Fidelity Advisor Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QTP's or Fidelity Advisor Freedom Fund's assets that is invested in the fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Many fund shares are owned by intermediaries for the benefit of their customers. Since a fund often does not maintain an account for shareholders in those instances, some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

FIIOC or an affiliate may make networking payments out of its own resources to intermediaries who perform transactions for the fund through the National Securities Clearing Corporation (NSCC). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement, and information services for mutual funds and other financial services companies.

The fund has also entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0389% of the first $500 million of average net assets, 0.0275% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

FUND HOLDINGS INFORMATION

The fund will provide a full list of holdings, including its top ten holdings, monthly on www.advisor.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

Fidelity Capital Trust: Fidelity Stock Selector All Cap Fund

Fidelity Advisor Series I: Fidelity Advisor Stock Selector All Cap Fund

Notes to Pro Forma Combined Financial Statements

(Unaudited)

1. Basis of Presentation:

The accompanying unaudited Pro Forma Combined Schedule of Investments and Statement of Assets and Liabilities reflect balances as of March 31, 2012 and the unaudited Pro Forma Combined Statement of Operations reflect results for the twelve months ended March 31, 2012. The pro forma financial statements are presented to show the effect of the proposed merger of Fidelity Advisor Stock Selector All Cap Fund (the "Target Fund") by Fidelity Stock Selector All Cap Fund (the "Acquiring Fund") as if the merger had occurred on the first day of the year presented (April 1, 2011). The pro forma financial statements were derived from financial statements prepared for the Acquiring Fund and Target Fund in accordance with generally accepted accounting principles. The pro forma financial statements should be read in conjunction with the historical financial statements which are incorporated by reference in the Statement of Additional Information ("SAI") to this Proxy Statement and Prospectus for the Fidelity Advisor Stock Selector All Cap Fund and by Fidelity Stock Selector All Cap Fund. Both the Target Fund and the Acquiring Fund have substantially the same accounting policies which are detailed in the reports incorporated by reference in the SAI. The reorganization is expected to qualify as a tax-free transaction with no gain or loss recognized by the funds or their shareholders.

2. Share Transactions:

The pro forma net asset value per share assumes the issuance of additional shares of the Acquiring Fund which would have been issued on March 31, 2012 in connection with the proposed merger. Shareholders of the Target Fund would become shareholders of the Acquiring Fund receiving shares of the corresponding class of the Acquiring Fund equal to the value of their holdings in the Target Fund. The amount of additional shares assumed to be issued was calculated based on the March 31, 2012 net assets of the Target Fund and the net asset value per share of the Acquiring Fund as follows:

Advisor Stock Selector All Cap Class A
Target Fund pre-merger shares	9,798,394
Target Fund net assets (1)	$201,112,037
Net asset value per share Acquiring Fund	$27.82
Acquiring Fund merger shares issued	7,229,045
Difference between total additional shares to be issued and pre-merger Advisor Stock Selector All Cap Class A shares outstanding	(2,569,349)
Advisor Stock Selector All Cap Class T
Target Fund pre-merger shares	5,829,810
Target Fund net assets (1)	$117,115,098
Net asset value per share Acquiring Fund	$27.82
Acquiring Fund merger shares issued	4,209,745
Difference between total additional shares to be issued and pre-merger Advisor Stock Selector All Cap Class T shares outstanding	(1,620,065)
Advisor Stock Selector All Cap Class B
Target Fund pre-merger shares	755,465
Target Fund net assets (1)	$14,403,568
Net asset value per share Acquiring Fund	$27.82
Acquiring Fund merger shares issued	517,741
Difference between total additional shares to be issued and pre-merger Advisor Stock Selector All Cap Class B shares outstanding	(237,724)
Advisor Stock Selector All Cap Class C
Target Fund pre-merger shares	2,285,677
Target Fund net assets (1)	$43,729,364
Net asset value per share Acquiring Fund	$27.82
Acquiring Fund merger shares issued	1,571,868
Difference between total additional shares to be issued and pre-merger Advisor Stock Selector All Cap Class C shares outstanding	(713,809)
Advisor Stock Selector All Cap Institutional Class
Target Fund pre-merger shares	11,304,263
Target Fund net assets (1)	$237,785,175
Net asset value per share Acquiring Fund	$27.82
Acquiring Fund merger shares issued	8,547,274
Difference between total additional shares to be issued and pre-merger Advisor Stock Selector All Cap Institutional Class shares outstanding	(2,756,989)

(1) Reflects adjustments of $52,000 for estimated one time expenses related to the Reorganization (See Note (a) in the Notes to Pro Forma Combined Financial Statements (unaudited)).

Fidelity Investments Trust
Merger of Fidelity Stock Selector All Cap Fund (Surviving Fund) and Fidelity Advisor Stock Selector All Cap (Target Fund)
Pro Forma Combined Schedule of Investments as of March 31, 2012

	Fidelity Stock Selector All Cap Fund

	%	Shares	Value

EQUITY CENTRAL FUNDS	100.1%
Fidelity Consumer Discretionary Central Fund (b)		1,649,328	244,463,387
Fidelity Consumer Staples Central Fund (b)		1,743,129	267,221,673
Fidelity Energy Central Fund (b)		2,262,723	281,052,863
Fidelity Financials Central Fund (b)		6,859,384	408,887,874
Fidelity Health Care Central Fund (b)		1,949,314	292,046,184
Fidelity Industrials Central Fund (b)		1,721,480	266,106,391
Fidelity Information Technology Central Fund (b)		2,530,921	487,986,795
Fidelity Materials Central Fund (b)		487,459	85,363,823
Fidelity Telecom Services Central Fund (b)		553,313	69,136,493
Fidelity Utilities Central Fund (b)		827,391	90,922,044
TOTAL EQUITY CENTRAL FUNDS			2,493,187,527
BOOK COST - TOTAL EQUITY CENTRAL FUNDS			2,187,914,138

Money Market Funds	0.0%
Fidelity Cash Central Fund, 0.14% (a)		83,497	83,497
TOTAL MONEY MARKET FUNDS			83,497
BOOK COST - TOTAL MONEY MARKET FUNDS			83,497

TOTAL INVESTMENT PORTFOLIO	100.1%		2,493,271,024
NET OTHER ASSETS	-0.1%		(1,379,740)
NET ASSETS	100.0%		$2,491,891,284
BOOK COST - TOTAL INVESTMENT PORTFOLIO			$2,187,997,635

Legend:

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. In addition, each Fidelity Central Fund's financial statements are available on the SEC's web site or upon request.

	Fidelity Advisor Stock Selector All Cap Fund

	%	Shares	Value

EQUITY CENTRAL FUNDS	100.1%
Fidelity Consumer Discretionary Central Fund (b)		404,011	59,882,445
Fidelity Consumer Staples Central Fund (b)		419,000	64,232,757
Fidelity Energy Central Fund (b)		566,170	70,323,966
Fidelity Financials Central Fund (b)		1,756,050	104,678,112
Fidelity Health Care Central Fund (b)		470,742	70,526,633
Fidelity Industrials Central Fund (b)		417,569	64,547,811
Fidelity Information Technology Central Fund (b)		624,459	120,401,859
Fidelity Materials Central Fund (b)		115,823	20,282,865
Fidelity Telecom Services Central Fund (b)		134,444	16,923,741
Fidelity Utilities Central Fund (b)		207,482	22,800,203
TOTAL EQUITY CENTRAL FUNDS			614,600,392
BOOK COST - TOTAL EQUITY CENTRAL FUNDS			501,403,512

Money Market Funds	0.0%
Fidelity Cash Central Fund, 0.14% (a)		21,353	21,353
TOTAL MONEY MARKET FUNDS			21,353
BOOK COST - TOTAL MONEY MARKET FUNDS			21,353

TOTAL INVESTMENT PORTFOLIO	100.1%		614,621,745
NET OTHER ASSETS	-0.1%		(476,503)
NET ASSETS	100.0%		$614,145,242
BOOK COST - TOTAL INVESTMENT PORTFOLIO			$501,424,865

Legend:

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. In addition, each Fidelity Central Fund's financial statements are available on the SEC's web site or upon request.

	Pro Forma Combined Portfolio

	%	Shares	Value

EQUITY CENTRAL FUNDS	100.1%
Fidelity Consumer Discretionary Central Fund (b)		2,053,339	304,345,832
Fidelity Consumer Staples Central Fund (b)		2,162,129	331,454,430
Fidelity Energy Central Fund (b)		2,828,893	351,376,829
Fidelity Financials Central Fund (b)		8,615,434	513,565,986
Fidelity Health Care Central Fund (b)		2,420,056	362,572,817
Fidelity Industrials Central Fund (b)		2,139,049	330,654,202
Fidelity Information Technology Central Fund (b)		3,155,380	608,388,654
Fidelity Materials Central Fund (b)		603,282	105,646,688
Fidelity Telecom Services Central Fund (b)		687,757	86,060,234
Fidelity Utilities Central Fund (b)		1,034,873	113,722,247
TOTAL EQUITY CENTRAL FUNDS			3,107,787,919
BOOK COST - TOTAL EQUITY CENTRAL FUNDS			2,689,317,650

Money Market Funds	0.0%
Fidelity Cash Central Fund, 0.14% (a)		104,850	104,850
TOTAL MONEY MARKET FUNDS			104,850
BOOK COST - TOTAL MONEY MARKET FUNDS			104,850

TOTAL INVESTMENT PORTFOLIO	100.1%		3,107,892,769
NET OTHER ASSETS	-0.1%		(1,856,243)
NET ASSETS	100.0%		$3,106,036,526
BOOK COST - TOTAL INVESTMENT PORTFOLIO			$2,689,422,500

Legend:

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. In addition, each Fidelity Central Fund's financial statements are available on the SEC's web site or upon request.

Affiliated Central Funds

	Fidelity Stock Selector All Cap Fund	Fidelity Advisor Stock Selector All Cap Fund	Pro Forma Combined Portfolio

Fund	Income earned	Income earned	Income earned
Fidelity Cash Central Fund	$ 261	$ 78	$ 339
Fidelity Consumer Discretionary Central Fund	2,351,920	914,858	3,266,778
Fidelity Consumer Staples Central Fund	5,272,168	2,025,642	7,297,810
Fidelity Energy Central Fund	3,056,675	1,296,857	4,353,532
Fidelity Financials Central Fund	2,628,632	1,138,093	3,766,725
Fidelity Health Care Central Fund	1,530,698	581,056	2,111,754
Fidelity Industrials Central Fund	2,787,322	1,126,107	3,913,429
Fidelity Information Technology Central Fund	1,407,463	565,057	1,972,520
Fidelity Materials Central Fund	938,389	423,163	1,361,552
Fidelity Telecom Services Central Fund	1,308,250	549,256	1,857,506
Fidelity Utilities Central Fund	1,874,242	766,881	2,641,123
	$ 23,156,020	$ 9,387,048	$ 32,543,068

Additional information regarding the Funds' fiscal year to date purchase and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fidelity Stock Selector All Cap Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Consumer Discretionary Central Fund	$ 94,487,571	$ 141,801,750	$ 24,515,017	$ 244,463,387	27.2%
Fidelity Consumer Staples Central Fund	99,313,617	176,865,407	37,889,293	267,221,673	31.4%
Fidelity Energy Central Fund	131,768,033	209,256,173	46,969,475	281,052,863	30.2%
Fidelity Financials Central Fund	172,287,173	208,540,879	40,794,797	408,887,874	27.9%
Fidelity Health Care Central Fund	105,052,852	185,682,366	24,422,704	292,046,184	29.0%
Fidelity Industrials Central Fund	105,664,959	159,912,336	16,985,989	266,106,391	28.3%
Fidelity Information Technology Central Fund	160,376,881	340,780,684	79,104,927	487,986,795	29.1%
Fidelity Materials Central Fund	33,576,254	54,229,793	5,374,059	85,363,823	26.7%
Fidelity Telecom Services Central Fund	30,516,272	45,392,726	7,441,795	69,136,493	30.7%
Fidelity Utilities Central Fund	30,379,567	59,255,012	2,165,214	90,922,044	29.0%
	$ 963,423,179	$ 1,581,717,126	$ 285,663,270	$ 2,493,187,527

Fidelity Advisor Stock Selector All Cap Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Consumer Discretionary Central Fund	$ 73,257,423	$ 1,979,921	$ 22,832,252	$ 59,882,445	6.7%
Fidelity Consumer Staples Central Fund	76,708,400	1,496,170	23,744,373	64,232,757	7.5%
Fidelity Energy Central Fund	100,461,124	1,747,093	19,027,243	70,323,966	7.6%
Fidelity Financials Central Fund	133,550,687	2,393,382	30,612,493	104,678,112	7.1%
Fidelity Health Care Central Fund	81,511,287	1,144,702	18,191,319	70,526,633	7.0%
Fidelity Industrials Central Fund	81,499,776	683,229	16,941,093	64,547,811	6.9%
Fidelity Information Technology Central Fund	122,826,109	14,881,184	25,348,781	120,401,859	7.2%
Fidelity Materials Central Fund	25,923,206	153,770	5,314,310	20,282,865	6.4%
Fidelity Telecom Services Central Fund	23,882,953	233,387	6,943,166	16,923,741	7.5%
Fidelity Utilities Central Fund	23,888,125	319,428	3,283,795	22,800,203	7.3%
	$ 743,509,090	$ 25,032,266	$ 172,238,825	$ 614,600,392

Proforma Combined	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Consumer Discretionary Central Fund	$ 167,744,994	$ 143,781,671	$ 47,347,269	$ 304,345,832	33.9%
Fidelity Consumer Staples Central Fund	176,022,017	178,361,577	61,633,666	331,454,430	38.9%
Fidelity Energy Central Fund	232,229,157	211,003,266	65,996,718	351,376,829	37.8%
Fidelity Financials Central Fund	305,837,860	210,934,261	71,407,290	513,565,986	35.0%
Fidelity Health Care Central Fund	186,564,139	186,827,068	42,614,023	362,572,817	36.0%
Fidelity Industrials Central Fund	187,164,735	160,595,565	33,927,082	330,654,202	35.2%
Fidelity Information Technology Central Fund	283,202,990	355,661,868	104,453,708	608,388,654	36.3%
Fidelity Materials Central Fund	59,499,460	54,383,563	10,688,369	105,646,688	33.1%
Fidelity Telecom Services Central Fund	54,399,225	45,626,113	14,384,961	86,060,234	38.2%
Fidelity Utilities Central Fund	54,267,692	59,574,440	5,449,009	113,722,247	36.3%
	$ 1,706,932,269	$ 1,606,749,392	$ 457,902,095	$ 3,107,787,919

Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Fidelity Capital Trust: Fidelity Stock Selector All Cap Fund
Fidelity Advisor Series I: Fidelity Advisor Stock Selector All Cap Fund
Pro Forma Combined Statement of Assets & Liabilities
As of March 31, 2012 (Unaudited)

	Acquiring Fund	Target Fund
	Fidelity Stock Selector All Cap Fund	Fidelity Advisor Stock Selector All Cap Fund		Combined	Pro Forma Adjustments		Pro Forma Combined
Assets
Fidelity Central Funds	$2,493,271,024	$614,621,745		$3,107,892,769	$-		$3,107,892,769
Cash	33,751	-		33,751	-		33,751
Receivable for investments sold	370,839	377,980		748,819	-		748,819
Receivable for fund shares sold	196,254	195,187		391,441	-		391,441
Dividends receivable	23,371	6		23,377	-		23,377
Distributions receivable from Fidelity Central Funds	10	-		10	-		10
Prepaid expenses	2,535	899		3,434	-		3,434
Other receivables	96,581	40,789		137,370	-		137,370
Total assets	2,493,994,365	615,236,606		3,109,230,971	-		3,109,230,971

Liabilities
Payable for investments purchased	-	27,861		27,861	-		27,861
Payable for fund shares redeemed	567,093	350,604		917,697	-		917,697
Accrued management fee	1,041,546	351,298		1,392,844	-		1,392,844
Transfer fee agent payable	329,452	135,706		465,158	-		465,158
Distribution and service plan fees payable	-	138,548		138,548	-		138,548
Other affiliated payables	61,919	19,023		80,942	-		80,942
Other payables and accrued expenses	103,071	68,324	(a)	171,395	-		171,395
Total liabilities	2,103,081	1,091,364		3,194,445	-		3,194,445

Net Assets	$2,491,891,284	$614,145,242		$3,106,036,526	-		$3,106,036,526

Net Assets consist of:
Paid in capital	$2,324,026,856	$651,214,990		$2,975,241,846	-		$2,975,241,846
Undistributed net investment income (loss)	3,265,324	(346,293)	(a)	2,919,031	-		2,919,031
Accumulated undistributed net realized gain (loss) on							-
investments and foreign currency transactions	(140,677,691)	(149,920,335)		(290,598,026)	-		(290,598,026)
Net unrealized appreciation (depreciation) on investments							-
and assets and liabilities in foreign currency transactions	305,276,795	113,196,880		418,473,675	-		418,473,675
Net Assets	$2,491,891,284	$614,145,242		$3,106,036,526	-		$3,106,036,526

Book cost of Fidelity Central Funds	$2,187,997,635	$501,424,865		$2,689,422,500	-		$2,689,422,500

Net Asset Value
Fidelity Stock Selector All Cap
Net Assets	$2,440,562,833						$2,440,562,833
Offering price and redemption price per share	$27.82						$27.82
Shares outstanding	87,729,679						87,729,679

Fidelity Stock Selector All Cap Class K
Net Assets	$51,328,451						$51,328,451
Offering price and redemption price per share	$27.82						$27.82
Shares outstanding	1,844,861						1,844,861

Advisor Stock Selector All Cap Class A
Net Assets		$201,112,037					$201,112,037
Offering price and redemption price per share		$20.53					$27.82
Shares outstanding		9,798,394			(2,569,349)	(b)	7,229,045
Maximum offering price per share (100/94.25 of $20.53)		$21.78					$29.52

Advisor Stock Selector All Cap Class T
Net Assets		$117,115,098					$117,115,098
Offering price and redemption price per share		$20.09					$27.82
Shares outstanding		5,829,810			(1,620,065)	(b)	4,209,745
Maximum offering price per share (100/96.50 of $20.09)		$20.82					$28.83

Advisor Stock Selector All Cap Class B
Net Assets		$14,403,568					$14,403,568
Offering price and redemption price per share		$19.07					$27.82
Shares outstanding		755,465			(237,724)	(b)	517,741

Advisor Stock Selector All Cap Class C
Net Assets		$43,729,364					$43,729,364
Offering price and redemption price per share		$19.13					$27.82
Shares outstanding		2,285,677			(713,809)	(b)	1,571,868

Advisor Stock Selector All Cap Institutional Class
Net Assets		$237,785,175					$237,785,175
Offering price and redemption price per share		$21.04					$27.82
Shares outstanding		11,304,263			(2,756,989)	(b)	8,547,274

(a) Target Fund's other payables and accrued expenses include estimated one time costs associated with the Fund's reorganization proxy statement / prospectus costs of $52,000. If the shareholders do not approve the reorganization, these charges will not be incurred by the Fund.

(b) Reflects the conversion of Fidelity Advisor Stock Selector All Cap class shares outstanding.

Fidelity Capital Trust: Fidelity Stock Selector All Cap Fund
Fidelity Advisor Series I: Fidelity Advisor Stock Selector All Cap Fund
Pro Forma Combined Statement of Operations
12 months ended March 31, 2012 (Unaudited)

	Acquiring Fund	Target Fund
	Fidelity Stock Selector All Cap Fund	Fidelity Advisor Stock Selector All Cap Fund	Combined	Pro Forma Adjustments		Pro Forma Combined

Income from Fidelity Central Funds	$23,156,020	$9,387,048	$32,543,068	$-		$32,543,068
Total Income	23,156,020	9,387,048	32,543,068	-		32,543,068

Expenses
Management fee
Basic fee	8,896,325	3,610,965	12,507,290			12,507,290
Performance adjustment	(476,875)	1,029,231	552,356	(1,109,571)	(c)	(557,215)
Transfer agent fees	3,146,687	1,704,234	4,850,921	-		4,850,921
Accounting and security lending fees	495,489	235,016	730,505	(58,102)	(d)	672,403
Independent trustees' compensation	8,782	3,892	12,674	-		12,674
Distribution and service plan fees	-	1,700,796	1,700,796	-		1,700,796
Registration fees	163,995	72,508	236,503	(6,008)	(e)	230,495
Audit	30,126	34,184	64,310	(34,184)	(f)	30,126
Legal	8,472	4,081	12,553	-		12,553
Miscellaneous	12,736	6,946	19,682	-		19,682
Total expenses before reductions	12,285,737	8,401,853	20,687,590	(1,207,865)		19,479,725
Expenses reductions	(253,712)	(113,295)	(367,007)	68,594	(g)	(298,413)
Total expenses	12,032,025	8,288,558	20,320,583	(1,139,271)		19,181,312
Net investment income	11,123,995	1,098,490	12,222,485	1,139,271		13,361,756

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities
Unaffiliated issuers	280,660	178,067	458,727	-		458,727
Fidelity Central Funds	51,041,581	19,497,541	70,539,122	-		70,539,122
Futures contracts	(86,745)	-	(86,745)	-		(86,745)
Foreign currency transactions	(15)	467	452	-		452
Total net realized gain (loss)	51,235,481	19,676,075	70,911,556	-		70,911,556
Change in net unrealized appreciation (depreciation) on:
Investment securities	130,169,424	(14,315,749)	115,853,675	-		115,853,675
Assets and liabilities in foreign currencies	199	(376)	(177)	-		(177)
Total change in net unrealized appreciation (depreciation)	130,169,623	(14,316,125)	115,853,498	-		115,853,498
Net Gain (Loss)	181,405,104	5,359,950	186,765,054	-		186,765,054

Net increase in net assets resulting
from operations	$192,529,099	$6,458,440	$198,987,539	$1,139,271		$200,126,810

(c) Decrease in fees reflect acquiring fund's performance adjustment applied to the combined fund's average net assets throughout the period..

(d) Decrease in Accounting fees based on surviving fund's contractual rates applied to combined funds average net assets throughout the period.

(e) Decrease in Registration fees represent variable fees paid by the surviving fund and do not include estimated costs due to the merger.

(f) Decrease in expenses based on elimination of redundant fees for surviving fund.

(g) Decrease in expense reductions based on elimination of voluntary reimbursement for surviving fund.

PART C. OTHER INFORMATION

Item 15. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 16. Exhibits

(1) (1) Amended and Restated Declaration of Trust, dated November 13, 2002, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 83.

(2) Certificate of Amendment to the Declaration of Trust, dated September 15, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 85.

(3) Certificate of Amendment to the Declaration of Trust, dated May 14, 2008, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 94.

(2) Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 63.

(3) Not applicable.

(4) Agreement and Plan of Reorganization between Fidelity Advisor Series I: Fidelity Advisor Stock Selector All Cap Fund and Fidelity Capital Trust: Fidelity Stock Selector All Cap Fund is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.

(5) Articles III, X, and XI of the Amended and Restated Declaration of Trust, dated November 13, 2002, are incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 83; Article XII of the Certificate of Amendment to the Declaration of Trust, dated September 15, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 85; Article VIII of the Certificate of Amendment to the Declaration of Trust, dated May 14, 2008, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 94; and Articles IV and V of the Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective No. 63.

(6) (1) Management Contract, dated August 1, 2008, between Fidelity Capital Appreciation Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 94.

(2) Management Contract, dated August 1, 2008, between Fidelity Disciplined Equity Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 94.

(3) Management Contract, dated August 1, 2007, between Fidelity Focused Stock Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 91.

(4) Management Contract, dated August 1, 2007, between Fidelity Stock Selector Small Cap Fund (formerly known as Fidelity Small Cap Independence Fund) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 91.

(5) Management Contract, dated August 1, 2008, between Fidelity Stock Selector All Cap Fund (formerly known as Fidelity Stock Selector) and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 94.

(6) Management Contract, dated August 1, 2008, between Fidelity Value Fund and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 94.

(7) Sub-Advisory Agreement, dated January 1, 2001, between Fidelity Management & Research Company, on behalf of Fidelity Capital Appreciation Fund, and FMR Co., Inc., is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 81.

(8) Sub-Advisory Agreement, dated January 1, 2001 between Fidelity Management & Research Company, on behalf of Fidelity Disciplined Equity Fund, and FMR Co., Inc., is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 81.

(9) Sub-Advisory Agreement, dated January 1, 2001, between Fidelity Management & Research Company, on behalf of Fidelity Stock Selector Small Cap Fund (formerly known as Fidelity Small Cap Independence Fund), and FMR Co., Inc., is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 81.

(10) Sub-Advisory Agreement, dated January 1, 2001, between Fidelity Management & Research Company, on behalf of Fidelity Stock Selector All Cap Fund (formerly known as Fidelity Stock Selector), and FMR Co., Inc., is incorporated herein by reference to Exhibit (d)(21) of Post-Effective No. 81.

(11) Sub-Advisory Agreement, dated January 1, 2001, between Fidelity Management & Research Company, on behalf of Fidelity TechnoQuant Growth Fund (currently known as Fidelity Focused Stock Fund), and FMR Co., Inc., is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 81.

(12) Sub-Advisory Agreement, dated January 1, 2001, between Fidelity Management & Research Company, on behalf of Fidelity Value Fund, and FMR Co., Inc., is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 81.

(13) Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(48) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 82.

(14) Schedule A, dated July 13, 2011, to the Sub-Advisory Agreement, dated September 9, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Hong Kong) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(193) of Fidelity Investment Trust's (File No. 002-90649) Post-Effective Amendment No. 127.

(15) Sub-Advisory Agreement, dated September 29, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(50) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 82.

(16) Schedule A, dated July 13, 2011, to the Sub-Advisory Agreement, dated September 29, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (Japan) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(195) of Fidelity Investment Trust's (File No. 002-90649) Post-Effective Amendment No. 127.

(17) Sub-Advisory Agreement, dated July 17, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(27) of Fidelity Hastings Street Trust's (File No. 002-11517) Post-Effective Amendment No. 121.

(18) Schedule A, dated July 13, 2011, to the Sub-Advisory Agreement, dated July 17, 2008, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(197) of Fidelity Investment Trust's (File No. 002-90649) Post-Effective Amendment No. 127.

(7) (1) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Capital Appreciation Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 90.

(2) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Disciplined Equity Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 90.

(3) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Focused Stock Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 90.

(4) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Stock Selector Small Cap Fund (formerly known as Fidelity Small Cap Independence Fund) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 90.

(5) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Stock Selector All Cap Fund (formerly known as Fidelity Stock Selector) and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 90.

(6) Amended and Restated General Distribution Agreement, dated May 1, 2006, between Fidelity Value Fund and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 90.

(7) Form of Selling Dealer Agreement (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 89.

(8) Form of Bank Agency Agreement (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 89.

(9) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 89.

(8) Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Equity and High Income Funds effective as of September 15, 1995, as amended and restated through January 1, 2010, is incorporated herein by reference to Exhibit (f) of Fidelity Select Portfolio's (File No. 002-69972) Post-Effective Amendment No. 90.

(9) (1) Custodian Agreement and Appendix C and E, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Capital Trust on behalf of Fidelity Stock Selector Small Cap Fund (fomerly known as Fidelity Small Cap Independence Fund) and Fidelity Stock Selector All Cap Fund (formerly known as Fidelity Stock Selector) are incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 72.

(2) Appendix A, dated December 31, 2011, to the Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Capital Trust on behalf of Fidelity Stock Selector Small Cap Fund (fomerly known as Fidelity Small Cap Independence Fund) and Fidelity Stock Selector All Cap Fund (formerly known as Fidelity Stock Selector) is incorporated herein by reference to Exhibit (g)(5) of Fidelity Salem Street Trust's (File No. 002-41839) Post-Effective Amendment No. 188.

(3) Appendix B, dated November 5, 2009, to the Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Capital Trust on behalf of Fidelity Stock Selector Small Cap Fund (fomerly known as Fidelity Small Cap Independence Fund) and Fidelity Stock Selector All Cap Fund (formerly known as Fidelity Stock Selector) is incorporated herein by reference to Exhibit (g)(6) of Fidelity Hastings Street Trust's (File No. 002-11517) Post-Effective Amendment No. 123.

(4) Appendix D, dated August 1, 2009, to the Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Capital Trust on behalf of Fidelity Stock Selector Small Cap Fund (fomerly known as Fidelity Small Cap Independence Fund) and Fidelity Stock Selector All Cap Fund (formerly known as Fidelity Stock Selector) is incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 89.

(5) Custodian Agreement and Appendix C, D, and E, dated January 1, 2007, between Citibank, N.A. and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund are incorporated herein by reference to Exhibit (g)(5) of Fidelity Securities Fund's (File No. 002-93601) Post-Effective Amendment No. 73.

(6) Appendix A, dated May 2, 2011, to the Custodian Agreement, dated January 1, 2007, between Citibank, N.A. and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund are incorporated herein by reference to Exhibit (g)(6) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 92.

(7) Appendix B, dated April 15, 2009, to the Custodian Agreement, dated January 1, 2007, between Citibank, N.A. and Fidelity Capital Trust on behalf of Fidelity Capital Appreciation Fund are incorporated herein by reference to Exhibit (g)(6) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 78.

(8) Custodian Agreement and Appendix C, D, and E, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Capital Trust on behalf of Fidelity Focused Stock Fund are incorporated herein by reference to Exhibit (g)(2) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 72.

(9) Appendix A, dated December 31, 2011 to the Custodian Agreement, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Capital Trust on behalf of Fidelity Focused Stock Fund is incorporated herein by reference to Exhibit (g)(2) of Fidelity Trend Fund's (File No. 002-15063) Amendment No. 127.

(10) Appendix B, dated October 15, 2009 to the Custodian Agreement, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Capital Trust on behalf of Fidelity Focused Stock Fund is incorporated herein by reference to Exhibit (g)(3) of Fidelity Hastings Street Trust's (File No. 002-11517) Post-Effective Amendment No. 123.

(11) Custodian Agreement and Appendix C, and E, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund and Fidelity Value Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I's (File No. 002-84776) Post-Effective Amendment No. 72.

(12) Appendix A, dated December 31, 2011 to the Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund and Fidelity Value Fund is incorporated herein by reference to Exhibit (g)(18) of Fidelity Salem Street Trust's (File No. 002-41839) Post-Effective Amendment No. 193.

(13) Appendix B, dated October 20, 2010 to the Custodian Agreement, date January 1, 2007, between State Street Bank and Trust Company and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund and Fidelity Value Fund is incorporated herein by reference to Exhibit (g)(13) of Fidelity Advisor Series VII's (File No. 002-67004) Post-Effective Amendment No. 61.

(14) Appendix D, dated August 1, 2009 to the Custodian Agreement, date January 1, 2007, between State Street Bank and Trust Company and Fidelity Capital Trust on behalf of Fidelity Disciplined Equity Fund and Fidelity Value Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Beacon Street Trust's (File No. 002-64791) Post-Effective Amendment No. 66.

(15) Fidelity Group Repo Custodian Agreement among The Bank of New York (currently known as The Bank of New York Mellon), J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit (8)(d) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(16) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York (currently known as The Bank of New York Mellon) and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit (8)(e) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(17) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit (8)(f) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(18) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit (8)(g) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(19) Joint Trading Account Custody Agreement between The Bank of New York (currently know as The Bank of New York Mellon) and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit (8)(h) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(20) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York (currently known as The Bank of New York Mellon) and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit (8)(i) of Fidelity Institutional Cash Portfolios' (currently known as Fidelity Colchester Street Trust) (File No. 002-74808) Post-Effective Amendment No. 31.

(21) Schedule A-1, Part I and Part IV, dated December 2008, to the Fidelity Group Repo Custodian Agreements, Schedule 1s to the Fidelity Group Repo Custodian Agreements, Joint Trading Account Custody Agreement, and First Amendment to the Joint Trading Account Custody Agreement, between the respective parties and the Registrant, is incorporated herein by reference to Exhibit (g)(10) of Fidelity Trend Fund's (File No. 002-15063) Post-Effective Amendment No. 122.

(10) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Capital Appreciation Fund is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 80.

(2) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Capital Appreciation Fund: Class K is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 93.

(3) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Disciplined Equity Fund is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 79.

(4) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Disciplined Equity Fund: Class K is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 93.

(5) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Disciplined Equity Fund: Class F is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 96.

(6) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity TechnoQuant Growth Fund (currently Fidelity Focused Stock Fund) is incorporated herein by refence to Exhibit (m)(5) of Post-Effective Amendment No. 80.

(7) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector Small Cap Fund (formerly known as Fidelity Small Cap Independence Fund) is incorporated herein by reference to Exhibit m(4) of Post-Effective Amendment No. 79.

(8) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector Small Cap Fund (formerly known as Fidelity Small Cap Independence Fund): Class A is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 99.

(9) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector Small Cap Fund (formerly known as Fidelity Small Cap Independence Fund): Class T is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 90.

(10) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector Small Cap Fund (formerly known as Fidelity Small Cap Independence Fund): Class B is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 90.

(11) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector Small Cap Fund (formerly known as Fidelity Small Cap Independence Fund): Class C is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 90.

(12) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector Small Cap Fund (formerly known as Fidelity Small Cap Independence Fund): Institutional Class is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 90.

(13) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector All Cap Fund (formerly known as Fidelity Stock Selector) is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 79.

(14) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Stock Selector All Cap Fund (formerly known as Fidelity Stock Selector): Class K is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 93.

(15) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Value Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 79.

(16) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Value Fund: Class K is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 93.

(11) Opinion and consent of counsel Decert LLP, as to the legality of shares being registered, is filed herein as Exhibit 11.

(12) Opinion and consent of counsel Dechert LLP, as to tax matters - To be filed by Post-Effective Amendment.

(13) Not applicable.

(14) (1) Consent of PricewaterhouseCoopers LLP, dated April 25, 2012, is filed herein as Exhibit (14)(1).

(2) Consent of Deloitte & Touche LLP, dated April 25, 2012, is filed herein as Exhibit (14)(2).

(15) Not applicable.

(16) Power of Attorney, dated April 1, 2012, is filed herein as Exhibit 16.

(17) Not applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 27 day of April 2012.

Fidelity Capital Trust
	By	/s/Kenneth B. Robins
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Kenneth B. Robins, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)	(Title)	(Date)

/s/Kenneth B. Robins	President and Treasurer	April 27, 2012
Kenneth B. Robins	(Principal Executive Officer)

/s/Christine Reynolds	Chief Financial Officer	April 27, 2012
Christine Reynolds	(Principal Financial Officer)

*	Trustee	April 27, 2012
James C. Curvey
*	Trustee	April 27, 2012
Dennis J. Dirks
*	Trustee	April 27, 2012
Alan J. Lacy
*	Trustee	April 27, 2012
Ned C. Lautenbach
*	Trustee	April 27, 2012
Joseph Mauriello
*	Trustee	April 27, 2012
Ronald P. O'Hanley
*	Trustee	April 27, 2012
Robert W. Selander
*	Trustee	April 27, 2012
Cornelia M. Small
*	Trustee	April 27, 2012
William S. Stavropoulos
*	Trustee	April 27, 2012
David M. Thomas
*	Trustee	April 27, 2012
Michael E. Wiley
*	By:	/s/Joseph R. Fleming
Joseph R. Fleming, pursuant to a power of attorney dated April 1, 2012 and filed herewith.